    As filed with the Securities and Exchange Commission on April 30, 1999.


                                                 Securities Act File No. 2-29020
                                        Investment Company Act File No. 811-1646
================================================================================


-----------------
OMB Number:            U.S. SECURITIES AND EXCHANGE COMMISSION
3235-0307                       WASHINGTON, D.C. 20549
Expires: 05/31/00                   _______________
Estimated average
Burden hours per                       FORM N-1A
response 212.80
-----------------
                                                                      _
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              | |
                                                                      -
                                                                      _
    Pre-Effective Amendment No.  __                                  | |
                                                                      -
                                                                      _
    Post-Effective Amendment No. 60                                  |X|
                                 __                                   -
                                       and
                                                                      _
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      | |
                                                                      -
                                                                      _
     Amendment No.   60                                              |X|
                     __                                               -



                        (CHECK APPROPRIATE BOX OR BOXES.)

                                CIGNA FUNDS GROUP
               (Exact Name of Registrant as Specified in Charter)

           100 FRONT STREET, SUITE 300, WORCESTER, MASSACHUSETTS 01601
               (Address of Principal Executive Offices)       (Zip Code)

                                 (860) 726-3700
               Registrant's Telephone Number, including Area Code

                   BRIAN D. WELLS, 100 FRONT STREET, SUITE 300
                         WORCESTER, MASSACHUSETTS 01601
                     (Name and Address of Agent for Service)

                                   CONTINUOUS
                 (Approximate Date of Proposed Public Offering)
                                _______________

It is proposed that this filing will become effective (check appropriate box):
      _
     | |    Immediately upon filing pursuant to paragraph (b)
      -

      _
     |x|    on April 30, 1999 pursuant to paragraph (b)
      -
      _
     | |    60 days after filing pursuant to paragraph (a)(1)
      -

      _
     | |    on (date) pursuant to paragraph (a)(1)
      -
      _
     | |    75 days after filing pursuant to paragraph (a)(2)
      -
      _
     | |    on (date) pursuant to paragraph (a)(2) of rule 485.
      -

If appropriate, check the following box:

      _
     | |    This post-effective amendment designates a new effective date for a
      -     previously filed post-effective amendment.

                                         __________________

PLEASE SEND COMMUNICATIONS TO:            JEFFREY S. WINER
                                     C/O CIGNA INVESTMENTS, INC.
                       900 COTTAGE GROVE ROAD, S-215, HARTFORD, CT 06152-2215
                                          (860) 726-5576

CIGNA FUNDS GROUP






--------------------------------------------------------------------------------


 PROSPECTUS                                 CIGNA MONEY MARKET FUND
 MAY 1, 1999                                CIGNA INCOME FUND
                                            CIGNA S&P 500 INDEX FUND


                                            INSTITUTIONAL CLASS


























The Securities and Exchange
Commission has not approved or
disapproved these securities or
determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS

                                                                     PAGE NUMBER

Summary......................................................................1
Bar Charts and Performance Tables............................................2
Fees and Expenses of the Funds...............................................3
Investment Information.......................................................5
Management of the Funds.....................................................13
Year 2000 Issues............................................................13
Pricing of Shares...........................................................13
Purchase and Redemption of Shares...........................................14
Distributions and Federal Income............................................14
Tax Considerations..........................................................15
Financial Highlights........................................................16

INVESTMENT OBJECTIVES:
----------------------

MONEY MARKET FUND                            To provide as high a level of
                                             current income as is consistent
                                             with the preservation of capital
                                             and liquidity and the maintenance
                                             of a stable $1.00 per share net
                                             asset value.


INCOME FUND                                  To provide as high a level of
                                             current income as possible
                                             consistent with reasonable concern
                                             for safety of principal by
                                             investing primarily in investment
                                             grade corporate debt securities and
                                             U.S. government securities.


S&P 500 INDEX FUND                           To achieve long-term growth of
                                             capital by investing principally in
                                             common stocks of companies in the
                                             Standard & Poor's 500 Composite
                                             Stock Price Index ("S&P 500"), an
                                             index emphasizing
                                             large-capitalization stocks.



INVESTMENT STRATEGIES:
----------------------
MONEY MARKET FUND                            The fund invests exclusively in
                                             high-quality short-term money
                                             market instruments.



INCOME FUND                                  The fund purchases primarily
                                             investment grade bonds and U.S.
                                             government securities with
                                             intermediate to long-term
                                             maturities or non-rated bonds if
                                             CIGNA Investments judges them to be
                                             of comparable quality. The fund may
                                             also buy below investment grade
                                             bonds and dollar-denominated bonds
                                             of non-U.S. issuers, subject to
                                             certain limitations.



S&P 500 INDEX FUND                           The fund attempts to replicate the
                                             composition and total return,
                                             reduced by fund expenses, of the
                                             S&P 500. Normally, the fund will
                                             invest at least 80% of its total
                                             assets in common stock of companies
                                             which compose the S&P 500.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS:
------------------------------------------

MONEY MARKET FUND                          A major change in interest rates or a
                                           default on the Fund's investments
                                           could cause the value of your
                                           investment in the fund to change.

                                           An investment in the Money Market
                                           Fund is not insured or guaranteed by
                                           the Federal Deposit Insurance
                                           Corporation or any other government
                                           agency. Although the fund seeks to
                                           preserve the value of your investment
                                           at $1.00 per share, it is possible to
                                           lose money by investing in the
                                           fund.


INCOME FUND                                Issuers of debt this fund holds may
                                           not make (or will be perceived as
                                           unlikely to make) timely payments of
                                           interest and principal. This credit
                                           risk is higher for corporate debt
                                           than for U.S. government debt, and is
                                           higher still for junk bonds.

                                           Movements in the securities markets
                                           may adversely affect the value of the
                                           Fund's investments. This risk
                                           includes interest rate risk, which
                                           means that the prices of the Fund's
                                           investments are likely to fall if
                                           interest rates rise. Interest rate
                                           risk is often highest for investments
                                           with long maturities.

                                           The price of one or more of the
                                           investments in the Fund's portfolio
                                           may fall, or may fail to appreciate
                                           as expected by CIGNA Investments.
                                           Many factors can adversely affect an
                                           investments' performance. This risk
                                           is greater for smaller companies,
                                           which tend to be more vulnerable to
                                           adverse developments.



S&P 500 INDEX FUND                         The fund is subject to market risk,
                                           which is the possibility that common
                                           stock prices will decline, sometimes
                                           substantially, over short or extended
                                           periods. The stock market tends to be
                                           cyclical, with periods when stock
                                           prices generally decline.



You can lose money by investing in any of the funds. The funds may not achieve their investment objectives.

BAR CHARTS AND PERFORMANCE TABLES
The bar charts and tables shown below provide some indication of the risks of investing in the funds. The bar charts show changes in the performance of the funds' shares from year to year over a ten year period, or life of the fund, whichever is shorter.

The tables show how the average annual returns of the funds' shares, for one, five and ten years (or life of the fund, whichever is shorter) compare to those of a broad measure of market performance.

A Fund's past performance does not necessarily indicate how the fund will perform in the future.


           [THE FOLLOWING INFORMATION APPEARS AS A BAR CHART GRAPHIC]

                    MONEY MARKET FUND - ANNUAL TOTAL RETURN


8.96%   7.82%   5.75%   3.36%   2.39%   3.43%   5.33%   4.91%   5.27%   5.18%
1989    1990    1991    1992    1993    1994    1995    1996    1997    1998



During the ten-year period shown in the bar chart, the highest quarterly return for the Money Market Fund was 2.35% (for the quarter ended 6/30/89) and the lowest quarterly return was 0.55% (for the quarter ended 12/31/93).


MONEY MARKET FUND AVERAGE ANNUAL TOTAL RETURNS
 FOR THE PERIODS ENDED DECEMBER 31, 1998

                            Past 1 year      Past 5 years     Past 10 years


Money Market Fund              5.18%            4.82%             5.22%

3-Month U.S. Treasury bills    5.33%            5.31%             5.57%


The Money Market Fund's 7-day annualized yield as of December 31, 1998 was
4.69%.

           [THE FOLLOWING INFORMATION APPEARS AS A BAR CHART GRAPHIC]


                       INCOME FUND - ANNUAL TOTAL RETURN


14.29%  6.15%   17.94%  7.08%  13.36%  -3.12%  16.21%  1.36%    9.1%    9.26%
1989    1990    1991    1992    1993    1994    1995    1996    1997    1998




During the ten-year period shown in the bar chart, the highest quarterly return for the Income Fund was 8.57% (for the quarter ended 6/30/89) and the lowest quarterly return was -2.857% (for the quarter ended 3/31/94).


 INCOME FUND AVERAGE ANNUAL TOTAL RETURNS*
 FOR THE PERIODS ENDED DECEMBER 31, 1998


                                   Past 1 year     Past 5 years    Past 10 years


Income  Fund                           9.26%           6.38%           8.98%

Lehman Brothers                        9.47%           7.30%           9.33%
Government/Corporate Bond Index



           [THE FOLLOWING INFORMATION APPEARS AS A BAR CHART GRAPHIC]


                    S&P 500 INDEX FUND - ANNUAL TOTAL RETURN



                                     28.28%
                                      1998

S&P 500 INDEX FUND AVERAGE ANNUAL TOTAL RETURNS
 FOR THE PERIODS ENDED DECEMBER 31, 1998 (COMMENCED OPERATIONS JULY 1, 1997)

                                Past 1 year                Life of Fund


S&P 500 Index Fund                 28.28%                     25.95%

S&P 500                            28.57%                     26.22%



During the period shown in the bar chart, the highest quarterly return for the S&P 500 Index Fund was 21.31% (for the quarter ended 12/31/98) and the lowest quarterly return was -10.03% (for the quarter ended 9/30/98).



FEES AND EXPENSES OF THE FUNDS
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD
   SHARES OF THE FUNDS.


                                                                           Market        Income      500 Index
SHAREHOLDER FEES                                                           Fund          Fund        Fund
 (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                 ----          ----        ----



       Maximum sales charge (load) imposed on
         purchases (as a percentage of offering price)                     None          None        None
       Maximum deferred sales charge (load)                                None          None        None
       Redemption fee (as a percentage
         of amount redeemed)                                               None          None        None
       Exchange fee                                                        None          None        None




                                                                           Money                      S&P
                                                                           Market        Income       500 Index
ANNUAL FUND OPERATING EXPENSES                                             Fund          Fund         Fund
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                              ----          ----         ----

       Management fees                                                     0.35%         0.50%        0.25%
       Distribution and service (12b-1) fees                               None          None         None
       Other expenses                                                      0.12%         3.94%        0.18%
       Total Annual Fund Operating Expenses (before waivers)/1/            0.47%         4.44%        0.43%
       Waiver of Fund Expenses                                            (0.02%)       (3.44%)      (0.08%)
       Total Actual Fund Operating Expenses (after waivers)/1/             0.45%         1.00%       0.35%

(1) CIGNA Investments has contractually agreed, until April 30, 2000, to waive management fees and reimburse the funds if and to the extent total fund operating expenses exceed 0.45% of average daily net assets for the Money Market Fund, 1.00% for the Income Fund and 0.35% for the S&P 500 Index Fund. CIGNA Investments may agree to continue to waive fees and reimburse expenses after April 30, 2000.


EXAMPLE

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUNDS WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

The example assumes that:

     o     You invest $10,000 in the fund for the  time periods indicated;

     o     Your investment has a 5% return each year; and


     o Each Fund's operating expenses reflect contractual expense limitations for the first year, and after that are not limited and remain the same.



                         1 year           3 years      5 years          10 years


Money Market Fund        $46              $149         $261             $  590
Income Fund              $102             $459         $845             $1,954
S&P 500 Index Fund       $36              $130         $233             $  536

INVESTMENT INFORMATION
--------------------------------------------------------------------------------
MONEY MARKET FUND
INVESTMENT OBJECTIVE

The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term high quality money market instruments. The fund invests in money market instruments such as U.S. Government direct obligations and U.S. Government agencies' securities. In addition, the fund may invest in other money market instruments such as asset-backed securities, bankers' acceptances, certificates of deposit, commercial loan participations, repurchase agreements, time deposits and commercial paper, all of which will be denominated in U.S. dollars. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks. The fund purchases commercial paper primarily from U.S. issuers but may purchase this type of security from foreign issuers so long as it is denominated in U.S. dollars.

DESCRIPTION OF MONEY MARKET INSTRUMENTS

This is a description of the primary types of money market instruments the fund will own:

U.S. GOVERNMENT DIRECT OBLIGATIONS - Obligations issued by the U.S. Treasury.

U.S. GOVERNMENT AGENCIES SECURITIES - The U.S. Government has established certain Federal agencies such as the Government National Mortgage Association as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury.

ASSET-BACKED SECURITIES - include interests in pools of mortgages, loans, receivables, or other assets. Payment of principal and interest may be largely dependent on the cash flows generated by the assets backing the securities.

CERTIFICATES OF DEPOSIT - A negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity.

COMMERCIAL PAPER - The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months.

COMMERCIAL LOAN PARTICIPATIONS - Participating interests in loans made by a bank, or a syndicate of banks represented by an agent bank, to corporate borrowers. Loan participations may extend for the entire term of the loan or may extend only for short "strips" that correspond to stated payments on the underlying loan. The loans underlying such participations may be secured or unsecured, and the fund may invest in loans collateralized by mortgages on real property.

REPURCHASE AGREEMENTS - A repurchase agreement is a contract where the seller of securities (limited to U.S. Government securities, including securities issued or guaranteed by the U.S. Treasury or the various agencies and instrumentalities of the U.S. Government) agrees to repurchase the securities at a specified price on a future date determined by negotiations. The repurchase agreement may be considered a loan by a fund to the issuer of the agreement, a bank or securities dealer, with the U.S. Government securities serving as collateral for the loan.

VARIABLE AND FLOATING RATE INSTRUMENTS - Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks or corporations, may carry variable or floating rates of interest. These instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index.

CONCENTRATION OF INVESTMENTS.

The fund may invest 25% or more of its total assets in commercial paper issued by finance companies. The finance companies in which the fund intends to invest can be divided into two categories, commercial finance companies and consumer finance companies. Commercial finance companies are principally engaged in lending to corporations or other businesses. Consumer finance companies are primarily engaged in lending to individuals. The fund classifies captive finance companies or finance subsidiaries which exist to facilitate the marketing and financial activities of their parent in the industry of their parent's corporation. Concentrating investments in any one industry may subject the fund to more risk than if it did not concentrate investments.

In addition, the fund may invest 25% or more of the value of its total assets in instruments issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment.

INVESTMENT POLICIES


The fund may follow operational policies that are more restrictive than the investment limitations as set forth in this prospectus and the Statement of Additional Information in order to comply with applicable laws and regulations governing money market funds, including the provisions of and regulations under the Investment Company Act of 1940 (the 1940 Act). In particular, the fund intends to comply with the various requirements of Rule 2a-7 of the 1940 Act, which regulates portfolio maturity, quality and diversification. For example, the fund will limit its investments to securities with effective remaining maturities of 397 days or less and will maintain a dollar-weighted average maturity of 90 days or less. The fund will determine the effective remaining maturity of its investments according to Rule 2a-7.


Pursuant to procedures adopted by the Fund's Board of Trustees, the fund may purchase only high quality securities that CIGNA Investments, Inc., the Fund's adviser (CIGNA Investments) believes present minimal credit risks. To be considered high quality, a security must be a U.S. Government security or must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security) or, if unrated, judged to be of equivalent quality by CIGNA Investments.

High quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating (e.g. Standard & Poor's Corporation's ("S&P") A-1 rating) from at least two rating services (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories (e.g., S&P's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the highest of the ratings in order for CIGNA Investments to determine eligibility on the basis of that highest rating. Based on procedures adopted by the Board of Trustees, CIGNA Investments may determine that an unrated security is of equivalent quality to a rated first or second tier security.

The fund may not invest more than 5% of its total assets in second tier securities. In addition, the fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The fund may change these operational policies to reflect changes in the laws and regulations without the approval of shareholders.

INCOME FUND
INVESTMENT STRATEGIES


The Income Fund invests primarily (normally at least 65% of its assets) in a diversified portfolio of investment grade bonds of U.S. issuers of varying maturities. Investment grade bonds are fixed income securities that at the time of purchase either are rated in the four highest (investment grade) categories by nationally recognized rating services such as Moody's Investors Service and Standard & Poor's or are unrated but judged investment grade by CIGNA Investments.


The fund may also invest up to 20% of its assets in preferred stock or convertible bonds and common stocks and similar equity securities when they are acquired as parts of units with fixed income securities.


The fund may invest up to 40% of its assets in securities of non-U.S. issuers, of which up to 25% may be payable in foreign currencies.


The fund may invest up to 20% of its assets in debt securities of less than investment grade (i.e., securities rated Ba/BB or below by Moody's Investor Service and Standard & Poor's). These securities are commonly known as junk bonds.

Moody's Investors Service and Standard & Poor's ratings are described in the appendix to this prospectus.

PRINCIPAL RISKS


The Income Fund pursues its goals by investing mainly in corporate bonds and notes, and to a lesser degree, in convertible bonds and preferred stocks. These investments are commonly known as fixed-income investments.


* FIXED-INCOME INVESTMENTS - RISKS IN GENERAL. The value of a fixed-income investment may fall as a result of factors directly relating to the company issuing the investment, such as decisions made by its management or a reduction in its credit rating. An investment's value may also fall because of factors affecting many companies, such as increased production costs. The value of an investment may also be affected by general changes in financial market conditions, such as changing interest rates or currency exchange rates.

* INTEREST RATE RISK. The values of fixed-income investments usually rise and fall in response to changes in interest rates. Declining interest rates generally raise the value of existing fixed-income investments, and rising interest rates generally lower the value of existing fixed-income investments. Changes in the values of fixed-income investments usually will not affect the amount of income a fund receives from them, but will affect the value of the Fund's shares. Interest rate risk is often greater for investments with longer maturities.


The Income Fund may buy investments that give the issuing company the option to "call," or redeem, these investments before their maturity date. If an investment were to be "called" by a company during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

* CREDIT RISK. Investors normally expect to be compensated in proportion to the risk they assume. Fixed-income investments of companies with poor credit usually offer higher yields than those of companies with better credit. Higher-rated investments generally offer lower-credit risk, but not necessarily lower interest rate risk. The value of a higher-rated investment still fluctuates in response to changes in interest rates. The funds may at times invest in "zero coupon" bonds and "payment-in-kind" bonds. Zero coupon bonds are issued at less than face value and make payments of interest only at maturity rather than at intervals during the life of the bond. Payment-in-kind bonds give the issuing company the option to make interest payments in additional bonds rather than in cash. Both kinds of bonds allow a company to avoid generating cash to make current interest payments. These bonds therefore involve greater credit risk and are typically subject to greater price fluctuations than bonds that pay current interest in cash.

* LOWER-RATED INVESTMENTS. Up to 20% of the Income Fund's investments may be in below investment grade securities. Fixed-income investments rated BB or lower by Standard & Poor's (or its equivalent) are considered below investment grade and are commonly known as "junk bonds." The lower ratings of these investments reflect a greater possibility that the issuing companies may be unable to make timely payments of interest and principal and thus default. There may be an increased risk of default in adverse economic conditions. If this happens, or is perceived as likely to happen, the values of those investments will usually drop. A default or expected default could also make it difficult for a fund to sell the investments at prices approximating the values the fund had previously placed on them. Because junk bonds are traded mainly by institutions, they usually have a limited market, which may at times make it difficult for the fund to establish their fair value. Credit ratings are based largely on the issuing company's historical financial condition and the rating agencies' investment analysis at the time of purchase. The rating assigned to any particular investment does not necessarily reflect the issuing company's current financial condition and does not reflect an assessment of an investment's volatility or liquidity.


* NON-U.S. INVESTMENTS. Non-U.S. investments involve certain special risks. For example, their values may drop in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. In addition, the liquidity of these investments may be more limited than domestic investments, which means a fund may at times be unable to sell them at desirable prices. Non-U.S. settlement procedures may also involve additional risks. These risks are generally greater in the case of "emerging markets" that typically have less developed legal and financial systems. Certain of these risks may also apply to some extent to domestic investments that are denominated in foreign currencies or that are traded in foreign markets, or to investments in U.S. companies that have significant foreign operations.


* SMALLER COMPANIES. The Income Fund may invest in small and relatively less well-known companies with market capitalizations of less than $1 billion. These companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, less experienced management group. Investments in smaller companies may trade less frequently and in limited volume, and their prices may fluctuate more than investments in other companies. These investments may therefore be more vulnerable to adverse developments.

* ILLIQUID INVESTMENTS. CIGNA Investments believes that opportunities to earn high yields may exist in investments that are not liquid and that may be considered speculative. The sale of these investments is usually restricted or limited by law, which may mean that the fund will not be able to sell them when CIGNA Investments considers it is desirable to do so or may be able to sell them only at less than their market value. The Income Fund may invest up to 15% of its assets in illiquid investments.

* FREQUENT TRADING. The fund may buy and sell investments relatively often, which involves higher expenses, including brokerage commissions, and may increase the amount of taxes payable by shareholders.


S&P INDEX FUND
INVESTMENT OBJECTIVE AND RELATED RISKS

The primary objective of the fund is long-term growth of capital by investing principally in common stocks. The fund will seek to fulfill this objective by attempting to replicate the composition and total return, reduced by Fund expenses, of the S&P 500. Under normal conditions, the fund will invest at least 80% of its total assets in equity securities of companies which compose the S&P 500.

The S&P 500 includes 500 selected common stocks, most of which are listed on the New York Stock Exchange. Each stock in the Index has a unique weighting, depending on the number of shares outstanding and its current prices. The 500 stocks in the S&P 500 are chosen by Standard & Poor's based on industry representation, liquidity and stability. The stocks in the S&P 500 are not the 500 largest companies. Rather, the index is designed to capture the returns of many different sectors of the U.S. economy.

The fund is subject to market risk --i.e., the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.


While the fund seeks to match the performance of the S&P 500, its stock portfolio performance may not match that of the S&P 500 exactly. For example, the Fund's performance will reflect deductions for advisory fees and other expenses that are not deducted from the performance figures reported for the S&P
500. In addition, while CIGNA Investments generally will seek to match the composition of the S&P 500 as closely as possible, it may not always invest the Fund's stock portfolio to mirror the S&P 500 exactly. For instance, the fund may at times have its portfolio weighted differently from the S&P 500 because of the difficulty and expense of executing relatively small stock transactions. Under normal conditions, the fund anticipates holding at least 480 of the S&P 500 issues.


The fund may also invest in stock index futures contracts and related options and in certain short-term fixed income securities (including variable and floating rate instruments or demand instruments) such as U.S. Government obligations and repurchase agreements, pending investment in common stocks of companies in the S&P 500 or to meet anticipated short-term cash needs such as dividend payments or redemptions of shares. The percentage of the Fund's assets invested in various types of securities will vary in light of existing economic conditions and other factors as determined by CIGNA Investments. Except in extraordinary circumstances, the fund will not invest in short-term fixed income securities or hold assets in cash for temporary, defensive purposes.

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the record or beneficial owners of shares of the fund or any member of the public regarding the advisability of investing in securities generally, or in the fund particularly, or the ability of the S&P 500 to track general stock market performance. S&P's only relationship to CIGNA Investments or the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to CIGNA Investments or the fund. S&P has no obligation to take the needs of CIGNA Investments or the fund or the records or beneficial owners of the fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the valuation of the fund or the pricing of the Fund's shares or in the determination or calculation of the equation by which the Fund's portfolio investments are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY CIGNA INVESTMENTS, RECORD OR BENEFICIAL OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

TEMPORARY, DEFENSIVE POSITIONS. The Income and S&P 500 Index Funds may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies by investing in short-term fixed income securities in attempting to respond to adverse market, economic, political or other conditions. If a fund takes a temporary defensive position it may not achieve its investment objective.


CHANGES IN POLICIES. The funds' Trustees may change the funds' goals, investment strategies and other policies without shareholder approval, except as otherwise indicated.

MANAGEMENT OF THE FUNDS


The investment adviser to the funds is CIGNA Investments, an indirect, wholly-owned subsidiary of CIGNA Corporation. CIGNA Investments also serves as investment adviser for other investment companies, and for a number of pension, advisory, corporate and other accounts. CIGNA Investments and other affiliates of CIGNA Corporation manage combined assets of approximately $64 billion. CIGNA Investments' mailing address is 900 Cottage Grove Road, Hartford, Connecticut 06152.

Pursuant to a Master Investment Advisory Agreement, CIGNA Investments manages the investment and reinvestment of the assets of the fund.


Subject to the control and periodic review of the Board of Trustees, CIGNA Investments determines what investments shall be purchased, held, sold or exchanged by the Fund. CIGNA Investments is also responsible for overall management of the business affairs of the Fund.


As full compensation for the investment management and all other services rendered by CIGNA Investments, the funds paid the following amounts to CIGNA Investments for calendar year 1998.



FUND                                DOLLAR AMOUNT             % OF Fund's AVERAGE DAILY NET ASSETS
----                                -------------             ------------------------------------

Money Market Fund                   $882,061                                 0.35%
Income Fund                         $  6,383                                 0.50%
S&P 500 Index Fund                  $431,355                                 0.25%


Thomas R. Foley has had primary responsibility for the day-to-day management of the Income Fund since 1991. Since 1995 he has been a Managing Director of CIGNA Investments. Before that he was a Vice President of CIGNA Investments.


YEAR 2000 ISSUES.


The funds could be adversely affected if the computer systems used by CIGNA Investments and the funds' other service providers do not properly process and calculate date-related information relating to the end of this century and the beginning of the next. While year 2000-related computer problems could have a negative effect on the funds, both in their operations and in their investments, CIGNA Investments is working to avoid such problems and to obtain assurances from service providers that they are taking similar steps. No assurances, though, can be provided that the funds will not be adversely impacted by these matters.


PRICING OF SHARES


The price of fund shares is based on each Fund's net asset value. The funds' custodian, State Street Bank and Trust Company ("State Street") calculates the net asset value of each class of a fund by dividing the number of outstanding shares of each class into the net assets of a fund attributable to that class. Net assets are the excess of a fund's assets over its liabilities. Net asset value is determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for trading, and on Good Friday if banks are open.

The Income and S&P 500 Index funds value their investments for which market quotations are readily available at market value. They value short-term investments that will mature within 60 days at amortized cost, which approximates market value. They value all other investments and assets at their fair value. The funds translate prices for their investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a Fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

VALUATION OF MONEY MARKET FUND INVESTMENTS

The Money Market Fund's investments are valued at amortized cost, which approximates market value, in accordance with rules adopted by the Securities and Exchange Commission. Using the amortized cost valuation method allows the fund to maintain its net asset value at $1.00 per share. There is no assurance that this method will always be used, or if used, that the net asset value under certain conditions will not deviate from $1.00 per share. If the Board of Trustees deems it inadvisable to continue the practice of maintaining the net asset value of $1.00 per share it may alter this procedure. The fund will notify shareholders prior to any change, unless the change is only temporary, in which case the shareholders will be notified after the change.

PURCHASE AND REDEMPTION OF SHARES

HOW TO PURCHASE SHARES


The funds offer their institutional class to institutional investors such as financial institutions, endowments, foundations and corporations.

Shares of the funds are sold on a continuous basis at each fund's net asset value per share (see "Pricing of Shares"). The funds do not issue share certificates.

All institutional investors must purchase shares through CIGNA Financial Services, Inc.. ("CFS"). Orders placed through CFS are priced as of the close of business on the day the order is received by CFS, provided Federal Funds are received by 4:00 p.m. Eastern Time. A completed application is required to establish a new brokerage account. CFS must accept all purchase orders. CFS reserves the right to reject any purchase order. Additional information regarding establishing a brokerage account and purchasing shares may be obtained by calling CFS at 1-888-CIGNA-FS (244-6237)

The funds reserve the right to limit purchases of shares for any one account or related accounts to 2% of the total net asset value of a fund, or may refuse to sell shares of a fund to any person.


HOW TO REDEEM SHARES


All institutional class investors must redeem shares through their brokerage account with CFS. Shares will be redeemed at the net asset value next determined after CFS receives the redemption request. CFS may require a signature guarantee before it makes payment on redemption orders. For additional information regarding redeeming shares from your brokerage account, call CFS at 1-888-CIGNA-FS (244-6237).

FURTHER REDEMPTION INFORMATION
Redemptions from a fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, you must furnish a taxpayer identification number and address. A fund may be required to impose "back-up" withholding of federal income tax on dividends, distributions and redemption of proceeds when non-corporate investors have not provided a certified taxpayer identification number. In addition, if an investor sends a check for the purchase of fund shares and the fund issues shares before the investor's check has cleared, the fund may not send redemption proceeds until the check has cleared, which may take up to 15 days.

HOW TO EXCHANGE SHARES.
If you want to switch your investment from one fund to another, you can exchange your fund shares for shares of the same class of another fund at NAV.


The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise promote the best interests of the funds, the funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange.

Savings and Retirement plans may allow participants to exchange monies from one investment option to another. Plan participants should check with their employer or plan administrator for details on the rules governing exchanges in their plan. Exchanges are accepted by the funds only as permitted by the applicable savings or retirement plan. Participants' plan administrators or employers can explain how frequently exchanges are allowed.

DIVIDENDS AND DISTRIBUTIONS

The funds declare dividends daily and distribute dividends monthly, except for the S&P 500 Index Fund, which declares and distributes dividends annually.

All distributions will be automatically reinvested for you in shares of the fund making the distribution at the net asset value determined on the record date.

TAX MATTERS

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS

In general, any dividends and short-term capital gain distributions you receive from the funds are taxable as ordinary income. Distributions of other capital gains, if any, are generally taxable as capital gains. Ordinary income and capital gains generally are taxed at different rates. The rates that you will pay on any capital gains distributions will depend on how long a fund holds its portfolio securities. This is true no matter how long you have owned your shares in the fund and even though your distributions are reinvested in shares of the funds.

The sale or exchange of shares in your account may produce a gain or loss, and is a taxable event. The Money Market Fund seeks to maintain a constant net asset value of $1.00 per share, so a sale of shares of this fund generally will not result in a gain or loss.


Your investment in the funds could have additional tax consequences. Also, this discussion relates only to U.S. federal income tax consequences of investing in the funds; the consequences under other tax laws may differ. Please consult your tax professional for assistance.

                              FINANCIAL HIGHLIGHTS


         The financial highlights tables are intended to help you understand the funds' financial performance for the past 5 years, or life of the fund, whichever is shorter. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, are included in the annual report which is available upon request.


                             CIGNA MONEY MARKET FUND




                             CIGNA MONEY MARKET FUND
                                                                                          YEARS ENDED DECEMBER 31,
                                                             1998            1997           1996         1995           1994
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                       $  1.00         $  1.00        $  1.00       $ 1.00         $ 1.00
INCOME FROM INVESTMENT OPERATIONS

Net investment income                                         0.05            0.05           0.05         0.05           0.03

Net realized and unrealized gain on securities                 -               -              -            -              -
                                                           --------        --------       --------     --------       --------

TOTAL FROM INVESTMENT OPERATIONS                              0.05            0.05           0.05         0.05           0.03
                                                           --------        --------       --------     --------       --------

LESS DISTRIBUTIONS:

Dividends from net investment income                         (0.05)          (0.05)         (0.05)       (0.05)         (0.03)

Distributions from capital gains                               -               -              -            -              -
                                                           --------        --------       --------     --------       --------

TOTAL DISTRIBUTIONS                                          (0.05)          (0.05)         (0.05)       (0.05)         (0.03)
                                                           --------        --------       --------     --------       --------

NET ASSET VALUE, END OF PERIOD                             $  1.00         $  1.00        $  1.00       $ 1.00         $ 1.00
                                                           ========        ========       ========     ========       ========

TOTAL RETURN *                                                5.18%           5.27%          4.91%        5.33%          3.43%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                  $ 229,619       $ 171,065      $ 120,505      $ 1,034       $ 16,693
Ratio of operating expenses to average net assets **          0.45%           0.44%          0.45%        0.80%          1.00%
Ratio of net investment income to average net assets ***      5.06%           5.14%          4.95%        5.38%          3.32%



* Total return would have been lower if certain expenses had not been reimbursed by the Adviser.
** Ratios of expenses to average net assets prior to reimbursement of expenses were 0.47%, 0.51%, 0.69%, 1.21% and 1.11% respectively, for the 1998, 1997,
     1996, 1995 and 1994 periods.
*** Ratios of net investment income to average net assets prior to reimbursement of expenses were 5.03%, 5.07%, 4.71%, 4.91%, and 3.22% respectively, for the 1998, 1997, 1996, 1995 and 1994 periods.

                            CIGNA S&P 500 INDEX FUND
                            YEARS ENDED DECEMBER 31,
                                                      1998           1997*
------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                $ 10.95         $ 10.00
INCOME FROM INVESTMENT OPERATIONS

Net investment income +                                0.13            0.07

Net realized and unrealized gain on securities         2.97            0.95
                                                       -----           -----

TOTAL FROM INVESTMENT OPERATIONS                       3.10            1.02
                                                       -----           -----

LESS DISTRIBUTIONS:

Dividends from net investment income                  (0.16)          (0.07)

Distributions from capital gains                      (0.05)            -
                                                      ------           -----

TOTAL DISTRIBUTIONS                                   (0.21)          (0.07)
                                                      ------          ------

NET ASSET VALUE, END OF PERIOD                      $ 13.84         $ 10.95
                                                    ========        ========

TOTAL RETURN                                          28.28%          10.23%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)           $ 291,265       $ 105,845
Ratio of operating expenses to average net assets      0.35% a         0.18% a**
Ratio of net investment income to average net
  assets                                               1.27% b         0.79% b**
Portfolio turnover                                        3%              4%


* For the period from July 1, 1997 (commencement of operations) through December 31, 1997.
** Not annualized.
a. Ratio of expenses to average net assets prior to the reduction of advisory fee was 0.43% and 0.36%, respectively, for the period ended December 31, 1998 and for the six months ended December 31, 1997.
b. Ratio of net investment income to average net assets prior to the reduction of advisory fee was 1.18% and 0.61%, respectively, for the year ended December 31, 1998 and for the six months ended December 31, 1997.
+ Net investment income per share has been calculated in accordance with SEC requirements, except that end of year accumulated/undistributed net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.



                                                              CIGNA INCOME FUND
                                                                             YEARS ENDED DECEMBER 31,
                                                         1998            1997             1996           1995             1994
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                  $  0.98         $  0.94         $  1.02         $  0.92          $  1.01
INCOME FROM INVESTMENT OPERATIONS
Net investment income +                                  0.05            0.05            0.05            0.06             0.06
Net realized and unrealized gain on securities           0.03            0.04           (0.05)           0.09            (0.09)
                                                        ------          ------          ------          ------           ------
TOTAL FROM INVESTMENT OPERATIONS                         0.08            0.09             -              0.15            (0.03)
                                                        ------          ------          ------          ------           ------

LESS DISTRIBUTIONS:
Dividends from net investment income                    (0.05)          (0.05)          (0.05)          (0.05)           (0.06)
Distributions from capital gains                          -               -             (0.03)            -                -
                                                        ------          ------          ------          ------           ------
TOTAL DISTRIBUTIONS                                     (0.05)          (0.05)          (0.08)          (0.05)           (0.06)
                                                        ------          ------          ------          ------           ------

NET ASSET VALUE, END OF PERIOD                        $  1.01         $  0.98         $  0.94         $  1.02          $  0.92
                                                      ========        ========        ========        ========         ========

TOTAL RETURN                                             9.26%           9.10%           1.36%          16.21%           -3.12%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)               $ 1,331         $ 1,222         $ 1,121         $ 1,105         $ 15,210
Ratio of operating expenses to average net assets        1.00% c         1.00% c         1.00% c         0.95% c          1.00% c
Ratio of net investment income to average net
  assets                                                 5.06% d         5.42% d         5.33% d         6.50% d          6.37% d
Portfolio turnover                                         54%              7%              0%             45%               8%


c. Ratios of expenses to average net assets prior to the reduction of advisory fee were 4.44%, 5.31%, 5.62%, 1.37% and 1.15%, respectively, For the years ended December 31, 1998, 1997, 1996, 1995 and 1994.
d. Ratios of net investment income to average net assets prior to the reduction of advisory fee were 1.65%, 1.11%, 0.72%, 6.08% and 6.22%, respectively, for the years ended December 31, 1998, 1997, 1996, 1995 and 1994. + Net investment income per share has been calculated in accordance with SEC requirements, except that end of year accumulated/undistributed net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.

For investors who want more information about the funds the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.

You can get free copies of reports and SAIs, request other information and discuss your questions about the funds by contacting the funds at:

     CIGNA Financial Services
     P.O. Box 150476
     Hartford, CT  06115-0476

     Telephone:  1-888-CIGNA-FS (244-6237)

You can review and copy the funds' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

For a fee, by writing to or calling the Public Reference Room of the Commission, Washington, DC 20549-6009;

Free from the Commission's Internet website at:
   http://www.sec.gov.

Information on the operation of the public reference room may be obtained by
calling the Commission at:   1-800-SEC-0330.


                                            CIGNA FUNDS GROUP
                                            CIGNA MONEY MARKET FUND
                                            CIGNA INCOME FUND
                                            CIGNA S&P 500 INDEX FUND
                                                 INSTITUTIONAL CLASS
                                                          (Investment
                                                          Company Act
                                                          File No. 811-1646)

                     APPENDIX - DESCRIPTION OF BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

   Aaa:   Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa:    Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A:     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

   Baa: Bonds which are rated Baa are considered as medium grade obligations (i.e, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa:    Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca:     Bonds which are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C:     Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION

   AAA:         An obligation rated AAA has the highest rating assigned by
Standard & Poor's. The obligor's capacity to meet its financial commitment is EXTREMELY STRONG.

   AA:          An obligation rated AA differs from the highest rated
obligations only in small degree. The obligors capacity to meet its financial commitment on the obligation is VERY STRONG.

    A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

   BBB: An obligation rated BBB exhibits ADEQUATE protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


   Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.


   BB: An obligation rated BB is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   B: An obligation rated B is MORE VULNERABLE to nonpayment than obligations rated BB but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

   CCC: An obligation rated CCC is CURRENTLY VULNERABLE to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

   CC: An obligation rated CC is CURRENTLY HIGHLY VULNERABLE to nonpayment.

   C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


   D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.


   Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


   r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

CIGNA FUNDS GROUP






--------------------------------------------------------------------------------


PROSPECTUS
MAY 1, 1999                 CIGNA MONEY MARKET FUND


                              RETAIL SERVICE CLASS




























The Securities and Exchange
Commission has not approved or
disapproved these securities or
determined if this prospectus is
accurate or complete. Anyone
who tells you otherwise is
committing a crime.

                                  TABLE OF CONTENTS
                                     PAGE NUMBER



Summary........................................................................1
Bar Chart and Performance Table................................................2
Fees and Expenses of the Fund..................................................3
Investment Information.........................................................4
Management of the Fund.........................................................6
Year 2000 Issues...............................................................6
Pricing of Shares..............................................................6
Purchase and Redemption of Shares..............................................7
Tax Considerations.............................................................7
Distributions and Federal Income...............................................8
Financial Highlights...........................................................9


CIGNA Money Market Fund's investment objective            To provide as high a level of current income as is consistent with the preservation of capital and liquidity and the
                                                          maintenance of a stable $1.00 per share net asset value.

Principal investment strategy                             The Fund invests exclusively in high-quality short-term money market instruments.

Principal risks of investing in the Fund                  A major change in interest rates or a default on the Fund's investments could cause the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                                          An investment in the Fund is not insured or guaranteed by the
                                                          Federal Deposit Insurance Corporation or any other government agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


BAR CHART AND PERFORMANCE TABLE
The bar chart and table shown below provide some indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund's institutional class shares from year to year over a ten year period.

The table shows how the Fund's institutional class average annual returns for one, five and ten years compare to those of 3 month U.S. Treasury bills.

The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the retail service class of shares of the Fund will be lower than the institutional class returns shown in the bar chart, due to the expenses of the retail service class.

        [THE INFORMATION SET FORTH BELOW APPEARS AS A BAR CHART GRAPHIC]

                              ANNUAL TOTAL RETURN

 8.96%   7.82%   5.75%   3.36%   2.39%   3.43%   5.33%   4.91%   5.27%   5.18%
 1989    1990    1991    1992    1993    1994    1995    1996    1997    1998


During the ten-year period shown in the bar chart, the highest quarterly return was 2.35% (for the quarter ended 6/30/89) and the lowest quarterly return was 0.55% (for the quarter ended 12/31/93).

AVERAGE ANNUAL TOTAL RETURNS*
 FOR THE PERIODS ENDED DECEMBER 31, 1998

                                Past 1 year                Past 5 years              Past 10 years


Money Market Fund                   5.18%                     4.82%                     5.22%

3-Month U.S. Treasury bills         5.33%                     5.31%                     5.57%

The Fund's 7-day annualized yield as of December 31, 1998 was 4.69%.


         *Returns shown are for the Fund's institutional class, which is not offered in this prospectus. The retail service class would have similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The retail service class carries 12b-1 and sub-accounting fees while the institutional class does not, so the annual returns for the retail service class will be lower than institutional class returns.

FEES AND EXPENSES OF THE FUND
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD RETAIL SERVICE CLASS SHARES OF THE FUND.





SHAREHOLDER FEES
 (FEES PAID DIRECTLY FROM YOUR INVESTMENTS)


       Maximum sales charge (load) imposed on
         purchases (as a percentage of offering price)            None
       Maximum deferred sales charge (load)
         (as a percentage of offering price)                      None
       Redemption fee (as a percentage
         of amount redeemed)                                      None
       Exchange fee                                               None

ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

       Management fees                                            0.35%
       Distribution and service (12b-1) fees                      0.35%
       Other expenses                                             0.30%
       Total annual Fund operating expenses                       1.00%

EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

The Example assumes that you invest $10,000 in the retail service class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year            3 years                   5 years           10 years


$102              $319                      $554              $1,228

INVESTMENT INFORMATION
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The Fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term high quality money market instruments. The Fund invests in money market instruments such as U.S. Government direct obligations and U.S. Government agencies' securities. In addition, the Fund may invest in other money market instruments such as asset-backed securities, bankers' acceptances, certificates of deposit, commercial loan participations, repurchase agreements, time deposits and commercial paper, all of which will be denominated in U.S. dollars. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks. The Fund purchases commercial paper primarily from U.S. issuers but may purchase this type of security from foreign issuers so long as it is denominated in U.S. dollars.

DESCRIPTION OF MONEY MARKET INSTRUMENTS

This is a description of the primary types of money market instruments the Fund will own:

U.S. GOVERNMENT DIRECT OBLIGATIONS - Obligations issued by the U.S. Treasury.

U.S. GOVERNMENT AGENCIES SECURITIES - The U.S. Government has established certain Federal agencies such as the Government National Mortgage Association as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury.

ASSET-BACKED SECURITIES - include interests in pools of mortgages, loans, receivables, or other assets. Payment of principal and interest may be largely dependent on the cash flows generated by the assets backing the securities.

CERTIFICATES OF DEPOSIT - A negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of Funds and normally can be traded in the secondary market, prior to maturity.

COMMERCIAL PAPER - The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months.

COMMERCIAL LOAN PARTICIPATIONS - Participating interests in loans made by a bank, or a syndicate of banks represented by an agent bank, to corporate borrowers. Loan participations may extend for the entire term of the loan or may extend only for short "strips" that correspond to stated payments on the underlying loan. The loans underlying such participations may be secured or unsecured, and the Fund may invest in loans collateralized by mortgages on real property.

REPURCHASE AGREEMENTS - A repurchase agreement is a contract where the seller of securities (limited to U.S. Government securities, including securities issued or guaranteed by the U.S. Treasury or the various agencies and instrumentalities of the U.S. Government) agrees to repurchase the securities at a specified price on a future date determined by negotiations. The repurchase agreement may be considered a loan by a Fund to the issuer of the agreement, a bank or securities dealer, with the U.S. Government securities serving as collateral for the loan.

VARIABLE AND FLOATING RATE INSTRUMENTS - Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks or corporations, may carry variable or floating rates of interest. These instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index.

CONCENTRATION OF INVESTMENTS.

The Fund may invest 25% or more of its total assets in commercial paper issued by finance companies. The finance companies in which the Fund intends to invest can be divided into two categories, commercial finance companies and consumer finance companies. Commercial finance companies are principally engaged in lending to corporations or other businesses. Consumer finance companies are primarily engaged in lending to individuals. The Fund classifies captive finance companies or finance subsidiaries which exist to facilitate the marketing and financial activities of their parent in the industry of their parent's corporation. Concentrating investments in any one industry may subject the Fund to more risk than if it did not concentrate investments.

In addition, the Fund may invest 25% or more of the value of its total assets in instruments issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment.

INVESTMENT POLICIES

The Fund may follow operational policies that are more restrictive than its investment limitations as set forth in this prospectus and the Statement of Additional Information, in order to comply with applicable laws and regulations governing money market funds, including the provisions of and regulations under the Investment Company Act of 1940 (the 1940 Act). In particular, the Fund intends to comply with the various requirements of Rule 2a-7 of the 1940 Act, which regulates portfolio maturity, quality and diversification. For example, the Fund will limit its investments to securities with effective remaining maturities of 397 days or less and will maintain a dollar-weighted average maturity of 90 days or less. The Fund will determine the effective remaining maturity of its investments according to Rule 2a-7.

Pursuant to procedures adopted by the Fund's Board of Trustees, the Fund may purchase only high quality securities that CIGNA Investments, Inc., the Fund's adviser (CIGNA Investments) believes present minimal credit risks. To be considered high quality, a security must be a U.S. Government security or must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security) or, if unrated, judged to be of equivalent quality by CIGNA Investments.

High quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating (e.g. Standard & Poor's Corporation's ("S&P") A-1 rating) from at least two rating services (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories (e.g., S&P's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the highest of the ratings in order for CIGNA Investments to determine eligibility on the basis of that highest rating. Based on procedures adopted by the Board of Trustees, CIGNA Investments may determine that an unrated security is of equivalent quality to a rated first or second tier security.

The Fund may not invest more than 5% of its total assets in second tier securities. In addition, the Fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of shareholders.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
The investment adviser to the Fund is CIGNA Investments, an indirect, wholly-owned subsidiary of CIGNA Corporation. CIGNA Investments also serves as investment adviser for other investment companies, and for a number of pension, advisory, corporate and other accounts. CIGNA Investments and other affiliates of CIGNA Corporation manage combined assets of approximately $64 billion. CIGNA Investments' mailing address is 900 Cottage Grove Road, Hartford, Connecticut 06152.

Pursuant to a Master Investment Advisory Agreement, CIGNA Investments manages the investment and reinvestment of the assets of the Fund.

Subject to the control and periodic review of the Board of Trustees, CIGNA Investments determines what investments shall be purchased, held, sold or exchanged by the Fund. CIGNA Investments is also responsible for overall management of the business affairs of the Fund.


As full compensation for the investment management and all other services rendered by CIGNA Investments, the Fund paid CIGNA Investments $882,061 for calendar year 1998. This represented 0.35% of the Fund's average daily net assets.



YEAR 2000 ISSUES.
--------------------------------------------------------------------------------
The fund could be adversely affected if the computer systems used by CIGNA Investments and the fund's other service providers do not properly process and calculate date-related information relating to the end of this century and the beginning of the next. While year 2000-related computer problems could have a negative effect on the fund, both in its operations and in its investments, CIGNA Investments is working to avoid such problems and to obtain assurances from service providers that they are taking similar steps. No assurances, though, can be provided that the fund will not be adversely impacted by these matters.


PRICING OF SHARES
--------------------------------------------------------------------------------
The price of Fund shares is based on the Fund's net asset value. The Funds' custodian, State Street Bank and Trust Company ("State Street") calculates the net asset value of each class of the Fund by dividing the number of outstanding shares of each class into the net assets of the Fund attributable to that class. Net assets are the excess of the Fund's assets over its liabilities. Net asset value is determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for trading, and on Good Friday if banks are open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed. Orders for purchases and redemptions will not be processed if received when the NYSE is closed, except on Good Friday if banks are open.

VALUATION OF MONEY MARKET INVESTMENTS

The Fund's investments are valued at amortized cost, which approximates market value, in accordance with rules adopted by the Securities and Exchange Commission. Using the amortized cost valuation method allows the Fund to maintain its net asset value at $1.00 per share. There is no assurance that this method will always be used, or if used, that the net asset value under certain conditions will not deviate from $1.00 per share. If the Board of Trustees deems it inadvisable to continue the practice of maintaining the net asset value of $1.00 per share it may alter this procedure. The Fund will notify shareholders prior to any change, unless the change is only temporary, in which case the shareholders will be notified after the change. See the Statement of Additional Information for more information on amortized cost procedures.

PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------
HOW TO PURCHASE SHARES

The Fund offers its retail service class to customers of financial institutions such as broker-dealers and banks.

Shares of the Fund are sold on a continuous basis without any initial sales charge or contingent deferred charge at the Fund's net asset value per share (see "Pricing of Shares"). The Fund does not issue share certificates.


All retail service class investors must purchase shares through CIGNA Financial Services, Inc. ("CFS"). Orders placed through CFS are priced as of the close of business on the day the order is received by CFS, provided Federal funds are received by 4:00 p.m. Eastern Time. A completed application is required to establish a new brokerage account. CFS must accept all purchase orders. CFS reserves the right to reject any purchase order. Additional information regarding establishing a brokerage account and purchasing shares may be obtained by calling CFS at 1-888-CIGNAFS (244-6237).


ADDITIONAL INFORMATION:

The Fund reserves the right to limit purchases of shares for any one account or related accounts to 2% of the total net asset value of the Fund, or may refuse to sell shares of the Fund to any person.

HOW TO REDEEM SHARES

All retail service class investors must redeem shares through their brokerage account with CFS. Shares will be redeemed at the net asset value next determined after CFS receives the redemption request. CFS may require a signature guarantee before it makes payment on redemption orders. For additional information regarding redeeming shares from your brokerage account, call CFS at 1-888-CIGNAFS (244-6237).

FURTHER REDEMPTION INFORMATION.

Redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, you must furnish a taxpayer identification number and address. The Fund may be required to impose "back-up" withholding of federal income tax on dividends, distributions and redemption of proceeds when non-corporate investors have not provided a certified taxpayer identification number. In addition, if an investor sends a check for the purchase of Fund shares and the Fund issues shares before the investor's check has cleared, the Fund may not send redemption proceeds until the check has cleared, which may take up to 15 days.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------
The Fund declares dividends daily and distributes dividends monthly.


All distributions will be automatically reinvested for you in shares of the Fund at the net asset value determined on the record date.

TAX MATTERS
--------------------------------------------------------------------------------
TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS

In general, any dividends and short-term capital gain distributions you receive from the Fund are taxable as ordinary income. Distributions of other capital gains, if any, are generally taxable as capital gains. Ordinary income and capital gains generally are taxed at different rates. The rates that you will pay on any capital gains distributions will depend on how long the Fund holds its portfolio securities. This is true no matter how long you have owned your shares in the Fund and even though your distributions are reinvested in shares of the Fund.

Every year, the Fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

The sale or exchange of shares in your account may produce a gain or loss, and is a taxable event. However, the Fund seeks to maintain a constant net asset value of $1.00 per share, so a sale or exchange generally will not result in a gain or loss.

Your investment in the Fund could have additional tax consequences. Please consult your tax professional for assistance.

BACKUP WITHHOLDING

By law, the Fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------
CFS acts as the principal underwriter and distributor of the Fund's shares.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES

The Fund has adopted a plan under rule 12b-1 of the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares and for services provided to shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Under the 12b-1 plan, the Fund will pay CFS out of the assets of the retail service class up to 0.35% of the average daily net assets to pay distribution and shareholder servicing fees.

Under the shareholder servicing component of the 12b-1 plan, the Fund will pay CFS 0.25% of the average daily net assets of the retail service class for providing shareholder services to shareholders of this class of the Fund. Shareholder services include, but are not limited to, receiving, aggregating, and processing shareholder or beneficial owner orders; providing and maintaining retirement account records; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

Under the distribution component of the 12b-1 plan, the Fund will pay CFS up to 0.10% of the average daily net assets of the retail service class to pay CFS for expenses of distribution such as preparing and distributing sales and marketing materials.

MULTIPLE CLASSES

The Fund presently offers two methods of purchasing shares (institutional class and retail service class), enabling the Fund to respond to service needs of different classes of investors. This structure has been developed to attract large institutions, retirement plans and individual investors as Fund shareholders so that certain expenses (such as custodian fees, administrative services, audit fees, legal fees, fees of trustees unaffiliated with the Funds, regulatory fees and certain printing expenses) can be shared rather than duplicated, in an effort to achieve economies of scale. This prospectus offers the retail service class only. The retail service class pays a 12b-1 fee, as described above. The institutional class does not pay a 12b-1 fee.

                              FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the institutional class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report which is available upon request.


                                                                                 CIGNA MONEY MARKET FUND
                                                                                  (INSTITUTIONAL CLASS)


----------------------------------------------------------------------------------------------------------------------------------

                                                              1998            1997           1996          1995          1994
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                          $  1.00         $  1.00        $  1.00       $ 1.00         $ 1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                            0.05            0.05           0.05         0.05           0.03
Net realized and unrealized gain on securities                   -               -              -            -              -
                                                              --------         --------       --------     --------       --------

TOTAL FROM INVESTMENT OPERATIONS                                 0.05            0.05           0.05         0.05           0.03
                                                              --------         --------       --------     --------       --------

LESS DISTRIBUTIONS:
Dividends from net investment income                            (0.05)          (0.05)         (0.05)       (0.05)         (0.03)
Distributions from capital gains                                 -               -              -            -              -
                                                              --------         --------       --------     --------       --------

TOTAL DISTRIBUTIONS                                             (0.05)          (0.05)         (0.05)       (0.05)         (0.03)
                                                              --------         --------       --------     --------       --------

NET ASSET VALUE, END OF PERIOD                                $  1.00         $  1.00        $  1.00       $ 1.00         $ 1.00
                                                              ========         ========       ========     ========       ========

TOTAL RETURN *                                                   5.18%           5.27%          4.91%        5.33%          3.43%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                     $ 229,619       $ 171,065      $ 120,505      $ 1,034       $ 16,693
Ratio of operating expenses to average net assets **             0.45%           0.44%          0.45%        0.80%          1.00%
Ratio of net investment income to average net assets ***         5.06%           5.14%          4.95%        5.38%          3.32%



* Total return would have been lower if certain expenses had not been reimbursed by the Adviser.
** Ratios of expenses to average net assets prior to reimbursement of expenses were 0.47%, 0.51%, 0.69%, 1.21% and 1.11% respectively, for the 1998, 1997, 1996, 1995 and 1994 periods.
*** Ratios of net investment income to average net assets prior to reimbursement of expenses were 5.03%, 5.07%, 4.71%, 4.91% and 3.22% respectively, for the 1998, 1997, 1996, 1995 and 1994 periods.

For investors who want more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Fund and is incorporated into this prospectus by reference.

You can get free copies of reports and SAIs, request other information and discuss your questions about the Fund by contacting the Fund at:

     CIGNA Financial Services
     P.O. Box 150476
     Hartford, CT  06115-0476


     Telephone:  1-888-CIGNA-FS (244-6237)


You can review and copy the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

For a fee, by writing to or calling the Public Reference Room of the Commission, Washington, DC 20549-6009;

Free from the Commission's Internet website at:
   http://www.sec.gov.

Information on the operation of the public reference room may be obtained by
calling the Commission at:   1-800-SEC-0330.

                                                 CIGNA Funds Group
                                                 CIGNA Money Market Fund
                                                 Retail Services Class
                                                              (Investment
                                                              Company Act
                                                              File No. 811-1646)

CIGNA FUNDS GROUP






--------------------------------------------------------------------------------

PROSPECTUS                                  CIGNA MONEY MARKET FUND
MAY 1, 1999


                                              INSTITUTIONAL CLASS

























The Securities and Exchange
Commission has not approved or
disapproved these securities or
determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS

                                                                     PAGE NUMBER

Summary........................................................................1
Bar Chart and Performance Table................................................2
Fees and Expenses of the Fund..................................................3
Investment Information.........................................................4
Management of the Fund.........................................................6
Year 2000 Issues...............................................................6
Pricing of Shares..............................................................6
Purchase and Redemption of Shares..............................................7
Dividends and Distributions....................................................8
Tax Matters....................................................................8
Financial Highlights...........................................................9

INVESTMENT OBJECTIVE:              To provide as high a level of current income
---------------------              as is consistent with the preservation of
                                   capital and liquidity and the maintenance of a stable $1.00 per share net asset value.

INVESTMENT STRATEGY:               The fund invests exclusively in high-quality
--------------------               short-term money market instruments.



PRINCIPAL RISKS OF                 A major change in interest rates or a default
------------------                 on the fund's investments could cause the
  INVESTING IN THE FUND:           value of your investment in the fund to
  ----------------------           change.

                                   An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.



You can lose money by investing in the fund. The fund may not achieve its investment objective.

BAR CHART AND PERFORMANCE TABLE
The bar chart and table shown below provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's shares from year to year over a ten-year period.

The table shows how the average annual returns of the fund's shares, for one, five and ten years compare to those of a broad measure of market performance.

A fund's past performance does not necessarily indicate how the fund will perform in the future.




        [THE INFORMATION SET FORTH BELOW APPEARS AS A BAR CHART GRAPHIC]

                    MONEY MARKET FUND - ANNUAL TOTAL RETURN


8.96%   7.82%   5.75%   3.36%   2.39%   3.43%   5.33%   4.91%   5.27%   5.18%
1989    1990    1991    1992    1993    1994    1995    1996    1997    1998


During the ten-year period shown in the bar chart, the highest quarterly return for the Money Market Fund was 2.35% (for the quarter ended 6/30/89) and the lowest quarterly return was 0.55% (for the quarter ended 12/31/93).

MONEY MARKET FUND AVERAGE ANNUAL TOTAL RETURNS
 FOR THE PERIODS ENDED DECEMBER 31, 1998

                             Past 1 year        Past 5 years      Past 10 years

Money Market Fund               5.18%              4.82%              5.22%

3-Month U.S. Treasury bills     5.33%              5.31%              5.57%

The Money Market Fund's 7-day annualized yield as of December 31, 1998 was
4.69%.

FEES AND EXPENSES OF THE FUND
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES
 (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

       Maximum sales charge (load) imposed on
         purchases (as a percentage of offering price)               None
       Maximum deferred sales charge (load)                          None
       Redemption fee (as a percentage
         of amount redeemed)                                         None
       Exchange fee                                                  None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
       Management fees                                               0.35%
       Distribution and service (12b-1) fees                         None
       Other expenses                                                0.12%
       Total Annual Fund Operating Expenses (before waivers)1        0.47%
       Waiver of Fund Expenses                                      (0.02%)
       Total Actual Fund Operating Expenses (after waivers)1         0.45%

(1) CIGNA Investments has contractually agreed, until April 30, 2000, to waive management fees and reimburse the fund if and to the extent total fund operating expenses exceed 0.45% of average daily net assets. CIGNA Investments may agree to continue to waive fees and reimburse expenses after April 30, 2000.

EXAMPLE

THIS EXAMPLES IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.

The example assumes that:

     o     You invest $10,000 in the fund for the time periods indicated;

     o     Your investment has a 5% return each year; and

     o The fund's operating expenses reflect contractual expense limitations for the first year, and after that are not limited and remain the same.

     1 year                3 years               5 years          10 years

     $46                   $149                  $261             $ 590

INVESTMENT INFORMATION

MONEY MARKET FUND
INVESTMENT OBJECTIVE

The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term high quality money market instruments. The fund invests in money market instruments such as U.S. Government direct obligations and U.S. Government agencies' securities. In addition, the fund may invest in other money market instruments such as asset-backed securities, bankers' acceptances, certificates of deposit, commercial loan participations, repurchase agreements, time deposits and commercial paper, all of which will be denominated in U.S. dollars. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks. The fund purchases commercial paper primarily from U.S. issuers but may purchase this type of security from foreign issuers so long as it is denominated in U.S. dollars.

DESCRIPTION OF MONEY MARKET INSTRUMENTS

This is a description of the primary types of money market instruments the fund will own:

U.S. GOVERNMENT DIRECT OBLIGATIONS - Obligations issued by the U.S. Treasury.

U.S. GOVERNMENT AGENCIES SECURITIES - The U.S. Government has established certain Federal agencies such as the Government National Mortgage Association as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury.

ASSET-BACKED SECURITIES - include interests in pools of mortgages, loans, receivables, or other assets. Payment of principal and interest may be largely dependent on the cash flows generated by the assets backing the securities.

CERTIFICATES OF DEPOSIT - A negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity.

COMMERCIAL PAPER - The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months.

COMMERCIAL LOAN PARTICIPATIONS - Participating interests in loans made by a bank, or a syndicate of banks represented by an agent bank, to corporate borrowers. Loan participations may extend for the entire term of the loan or may extend only for short "strips" that correspond to stated payments on the underlying loan. The loans underlying such participations may be secured or unsecured, and the fund may invest in loans collateralized by mortgages on real property.

REPURCHASE AGREEMENTS - A repurchase agreement is a contract where the seller of securities (limited to U.S. Government securities, including securities issued or guaranteed by the U.S. Treasury or the various agencies and instrumentalities of the U.S. Government) agrees to repurchase the securities at a specified price on a future date determined by negotiations. The repurchase agreement may be considered a loan by a fund to the issuer of the agreement, a bank or securities dealer, with the U.S. Government securities serving as collateral for the loan.

VARIABLE AND FLOATING RATE INSTRUMENTS - Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks or corporations, may carry variable or floating rates of interest. These instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index.

CONCENTRATION OF INVESTMENTS.

The fund may invest 25% or more of its total assets in commercial paper issued by finance companies. The finance companies in which the fund intends to invest can be divided into two categories, commercial finance companies and consumer finance companies. Commercial finance companies are principally engaged in lending to corporations or other businesses. Consumer finance companies are primarily engaged in lending to individuals. The fund classifies captive finance companies or finance subsidiaries which exist to facilitate the marketing and financial activities of their parent in the industry of their parent's corporation. Concentrating investments in any one industry may subject the fund to more risk than if it did not concentrate investments.

In addition, the fund may invest 25% or more of the value of its total assets in instruments issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment.

INVESTMENT POLICIES

The fund may follow operational policies that are more restrictive than the investment limitations as set forth in this prospectus and the Statement of Additional Information in order to comply with applicable laws and regulations governing money market funds, including the provisions of and regulations under the Investment Company Act of 1940 (the 1940 Act). In particular, the fund intends to comply with the various requirements of Rule 2a-7 of the 1940 Act, which regulates portfolio maturity, quality and diversification. For example, the fund will limit its investments to securities with effective remaining maturities of 397 days or less and will maintain a dollar-weighted average maturity of 90 days or less. The fund will determine the effective remaining maturity of its investments according to Rule 2a-7.

Pursuant to procedures adopted by the fund's Board of Trustees, the fund may purchase only high quality securities that CIGNA Investments, Inc., the fund's adviser (CIGNA Investments) believes present minimal credit risks. To be considered high quality, a security must be a U.S. Government security or must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security) or, if unrated, judged to be of equivalent quality by CIGNA Investments.

High quality securities are divided into "first tier" and "second tier" securities. First tier securities have received the highest rating (e.g. Standard & Poor's Corporation's ("S&P") A-1 rating) from at least two rating services (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories (e.g., S&P's A-1 or A-2) from at least two rating services (or one, if only one has rated the security), but do not qualify as first tier securities. If a security has been assigned different ratings by different rating services, at least two rating services must have assigned the highest of the ratings in order for CIGNA Investments to determine eligibility on the basis of that highest rating. Based on procedures adopted by the Board of Trustees, CIGNA Investments may determine that an unrated security is of equivalent quality to a rated first or second tier security.

The fund may not invest more than 5% of its total assets in second tier securities. In addition, the fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The fund may change these operational policies to reflect changes in the laws and regulations without the approval of shareholders.


MANAGEMENT OF THE FUND

The investment adviser to the fund is CIGNA Investments, an indirect, wholly-owned subsidiary of CIGNA Corporation. CIGNA Investments also serves as investment adviser for other investment companies, and for a number of pension, advisory, corporate and other accounts. CIGNA Investments and other affiliates of CIGNA Corporation manage combined assets of approximately $64 billion. CIGNA Investments' mailing address is 900 Cottage Grove Road, Hartford, Connecticut 06152.

Pursuant to a Master Investment Advisory Agreement, CIGNA Investments manages the investment and reinvestment of the assets of the fund.

Subject to the control and periodic review of the Board of Trustees, CIGNA Investments determines what investments shall be purchased, held, sold or exchanged by the fund. CIGNA Investments is also responsible for overall management of the business affairs of the fund.

As full compensation for the investment management and all other services rendered by CIGNA Investments, the fund paid $882,061 (0.35% of the fund's average daily net assets) to CIGNA Investments for calendar year 1998.

YEAR 2000 ISSUES.

The fund could be adversely affected if the computer systems used by CIGNA Investments and the fund's other service providers do not properly process and calculate date-related information relating to the end of this century and the beginning of the next. While year 2000-related computer problems could have a negative effect on the fund, both in its operations and in its investments, CIGNA Investments is working to avoid such problems and to obtain assurances from service providers that they are taking similar steps. No assurances, though, can be provided that the fund will not be adversely impacted by these matters.

PRICING OF SHARES

The price of fund shares is based on the fund's net asset value. The funds' custodian, State Street Bank and Trust Company ("State Street") calculates the net asset value of each class of a fund by dividing the number of outstanding shares of each class into the net assets of a fund attributable to that class. Net assets are the excess of a fund's assets over its liabilities. Net asset value is determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for trading, and on Good Friday if banks are open.

VALUATION OF MONEY MARKET FUND INVESTMENTS

The Money Market Fund's investments are valued at amortized cost, which approximates market value, in accordance with rules adopted by the Securities and Exchange Commission. Using the amortized cost valuation method allows the fund to maintain its net asset value at $1.00 per share. There is no assurance that this method will always be used, or if used, that the net asset value under certain conditions will not deviate from $1.00 per share. If the Board of Trustees deems it inadvisable to continue the practice of maintaining the net asset value of $1.00 per share it may alter this procedure. The fund will notify shareholders prior to any change, unless the change is only temporary, in which case the shareholders will be notified after the change.

PURCHASE AND REDEMPTION OF SHARES

HOW TO PURCHASE SHARES

The fund offers its institutional class to institutional investors such as financial institutions, endowments, foundations and corporations.

Shares of the fund are sold on a continuous basis at the fund's net asset value per share (see "Pricing of Shares"). The fund does not issue share certificates.

All institutional investors must purchase shares through CIGNA Financial Services, Inc.. ("CFS"). Orders placed through CFS are priced as of the close of business on the day the order is received by CFS, provided Federal Funds are received by 4:00 p.m. Eastern Time. A completed application is required to establish a new brokerage account. CFS must accept all purchase orders. CFS reserves the right to reject any purchase order. Additional information regarding establishing a brokerage account and purchasing shares may be obtained by calling CFS at 1-888-CIGNA-FS (244-6237)

The fund reserves the right to limit purchases of shares for any one account or related accounts to 2% of the total net asset value of a fund, or may refuse to sell shares of a fund to any person.

HOW TO REDEEM SHARES

All institutional class investors must redeem shares through their brokerage account with CFS. Shares will be redeemed at the net asset value next determined after CFS receives the redemption request. CFS may require a signature guarantee before it makes payment on redemption orders. For additional information regarding redeeming shares from your brokerage account, call CFS at 1-888-CIGNA-FS (244-6237).

FURTHER REDEMPTION INFORMATION
Redemptions from a fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, you must furnish a taxpayer identification number and address. A fund may be required to impose "back-up" withholding of federal income tax on dividends, distributions and redemption of proceeds when non-corporate investors have not provided a certified taxpayer identification number. In addition, if an investor sends a check for the purchase of fund shares and the fund issues shares before the investor"s check has cleared, the fund may not send redemption proceeds until the check has cleared, which may take up to 15 days.

DIVIDENDS AND DISTRIBUTIONS

The fund declares dividends daily and distribute dividends monthly.

All distributions will be automatically reinvested for you in shares of the fund at the net asset value determined on the record date.

TAX MATTERS

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS

In general, any dividends and short-term capital gain distributions you receive from the fund are taxable as ordinary income. Distributions of other capital gains, if any, are generally taxable as capital gains. Ordinary income and capital gains generally are taxed at different rates. The rates that you will pay on any capital gains distributions will depend on how long a fund holds its portfolio securities. This is true no matter how long you have owned your shares in the fund and even though your distributions are reinvested in shares of the fund.

The sale or exchange of shares in your account may produce a gain or loss, and is a taxable event. The Money Market Fund seeks to maintain a constant net asset value of $1.00 per share, so a sale of shares of this fund generally will not result in a gain or loss.

                              FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the annual report which is available upon request.


                             CIGNA MONEY MARKET FUND
                                                                                          YEARS ENDED DECEMBER 31,
                                                             1998            1997           1996         1995           1994
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                       $  1.00         $  1.00        $  1.00       $ 1.00         $ 1.00
INCOME FROM INVESTMENT OPERATIONS

Net investment income                                         0.05            0.05           0.05         0.05           0.03

Net realized and unrealized gain on securities                 -               -              -            -              -
                                                           --------        --------       --------     --------       --------

TOTAL FROM INVESTMENT OPERATIONS                              0.05            0.05           0.05         0.05           0.03
                                                           --------        --------       --------     --------       --------

LESS DISTRIBUTIONS:

Dividends from net investment income                         (0.05)          (0.05)         (0.05)       (0.05)         (0.03)

Distributions from capital gains                               -               -              -            -              -
                                                           --------        --------       --------     --------       --------

TOTAL DISTRIBUTIONS                                          (0.05)          (0.05)         (0.05)       (0.05)         (0.03)
                                                           --------        --------       --------     --------       --------

NET ASSET VALUE, END OF PERIOD                             $  1.00         $  1.00        $  1.00       $ 1.00         $ 1.00
                                                           ========        ========       ========     ========       ========

TOTAL RETURN *                                                5.18%           5.27%          4.91%        5.33%          3.43%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                  $ 229,619       $ 171,065      $ 120,505      $ 1,034       $ 16,693
Ratio of operating expenses to average net assets **          0.45%           0.44%          0.45%        0.80%          1.00%
Ratio of net investment income to average net assets ***      5.06%           5.14%          4.95%        5.38%          3.32%



* Total return would have been lower if certain expenses had not been reimbursed by the Adviser.
** Ratios of expenses to average net assets prior to reimbursement of expenses were 0.47%, 0.51%, 0.69%, 1.21% and 1.11% respectively, for the 1998, 1997,
     1996, 1995 and 1994 periods.
*** Ratios of net investment income to average net assets prior to reimbursement of expenses were 5.03%, 5.07%, 4.71%, 4.91%, and 3.22% respectively, for the 1998, 1997, 1996, 1995 and 1994 periods.

For investors who want more information about the fund the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.

You can get free copies of reports and SAIs, request other information and discuss your questions about the fund by contacting the fund at:

     CIGNA Financial Services
     P.O. Box 150476
     Hartford, CT  06115-0476

     Telephone:  1-888-CIGNA-FS (244-6237)

You can review and copy the fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

For a fee, by writing to or calling the Public Reference Room of the Commission, Washington, DC 20549-6009;

Free from the Commission's Internet website at:
   http://www.sec.gov.

Information on the operation of the public reference room may be obtained by
calling the Commission at:   1-800-SEC-0330.


                                                  CIGNA FUNDS GROUP
                                                  CIGNA MONEY MARKET FUND

                                                       INSTITUTIONAL CLASS
                                                         (Investment Company Act
                                                            File No. 811-1646)

                        C I G N A   F U N D S   G R O U P
                        ---------------------------------


                             CIGNA Money Market Fund

                                CIGNA Income Fund

                              CIGNA High Yield Fund

                            CIGNA S&P 500 Index Fund


    S T A T E M E N T   O F   A D D I T I O N A L   I N F O R M A T I O N

                                M A Y  1,  1 9 9 9


This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectus for CIGNA Money Market Fund, CIGNA Income Fund, CIGNA High Yield Fund and CIGNA S&P 500 Index Fund (the "Funds"), series of CIGNA Funds Group ("CFG" or the "Trust") having the same date as the date of this Statement of Additional Information. Much of the information contained in this document expands upon subjects discussed in the prospectus. No investment in shares of the funds should be made without first reading the prospectus. A copy of the prospectus of the Funds may be obtained by writing to CIGNA Funds Shareholder Services, Hartford, Connecticut 06152-2210.


The financial statements for CIGNA Funds Group for the year ended December 31, 1998, as contained in the Annual Reports to Shareholders, are hereby incorporated by reference into this Statement of Additional Information. The financial statements for the year ended December 31, 1998 have been examined by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon also are incorporated herein by reference. The Funds' shareholder reports are available, without charge, upon request, by calling 1-800-528-6718.

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----

General Information About the Trust...........................................3
-----------------------------------
The Funds, Their Investment Objectives and Policies...........................3
---------------------------------------------------
Classification................................................................3
--------------
Investment Strategies and Risks...............................................3
-------------------------------
Fund Policies ...............................................................21
-------------
Management of the Trust......................................................22
-----------------------
Control Persons and Principal Holders of Securities..........................25
---------------------------------------------------
Investment Advisory and Other Services.......................................26
--------------------------------------
Underwriter..................................................................28
-----------
Custodian and Transfer Agent.................................................30
----------------------------
Independent Accountants......................................................30
-----------------------
Brokerage Allocation and Other Practices.....................................30
----------------------------------------
Capital Stock................................................................32
-------------
Purchase, Redemption and Pricing of Securities...............................33
----------------------------------------------
Tax Matters..................................................................35
-----------
Performance Information......................................................36
-----------------------
Redemptions Paid In Cash.....................................................40
------------------------
Financial Statements.........................................................40
--------------------

GENERAL INFORMATION ABOUT THE TRUST
-----------------------------------

The Trust is a Massachusetts business trust organized pursuant to a Master Trust Agreement dated April 10, 1985, as amended and restated by the First Amended and Restated Master Trust Agreement dated as of March 1, 1996. Prior to March 1996, CIGNA Money Market Fund and CIGNA Income Fund were known as CIGNA Annuity Money Market Fund and CIGNA Annuity Income Fund. The Funds are series or separate portfolios of the Trust. The Board of Trustees of the Trust is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

The assets received by the Trust from the issue or sale of shares of each of its series of shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the appropriate series. They constitute the underlying assets of each series, are required to be segregated on the books of account, and are to be charged with the expenses with respect to such series. Any general expenses of the Trust not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Board of Trustees, primarily on the basis of relative net assets.

Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as are declared by the Board. Upon any liquidation of the Trust, shareholders of each series of the Trust are entitled to share pro rata in the net assets belonging to that series available for distribution.

THE FUNDS, THEIR INVESTMENT OBJECTIVES AND POLICIES
---------------------------------------------------

CLASSIFICATION
--------------

The Funds are diversified, open-end management investment companies.

INVESTMENT STRATEGIES AND RISKS
-------------------------------

MONEY MARKET FUND
-----------------

The types of money market instruments in which the Money Market Fund presently invests are listed in the prospectus and in this Statement of Additional Information. If the Trustees determine that it may be advantageous to invest in other types of money market instruments, the Money Market Fund may invest in such instruments, if it is permitted to do so by its investment objective, policies and restrictions.

OBLIGATIONS OF DEPOSITORY INSTITUTIONS AND COMMERCIAL PAPER OF FOREIGN ISSUERS. As discussed in the Prospectus, the Money Market Fund may invest in U.S. dollar-denominated obligations of U.S. and foreign depository institutions, including commercial and savings banks and savings and loan associations. The obligations may be issued by U.S. or foreign depository institutions, foreign branches or subsidiaries of U.S. depository institutions ("Eurodollar" obligations), U.S. branches or subsidiaries of foreign depository institutions ("Yankeedollar" obligations) or foreign branches or subsidiaries of foreign depository institutions. Obligations of foreign depository institutions, their branches and subsidiaries, and Eurodollar and Yankeedollar obligations may involve additional investment risks compared to the risks of obligations of U.S. institutions. Such investment risks include adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might adversely affect the payment of principal and interest. Generally, the issuers of such obligations are subject to fewer regulatory requirements than are applicable to U.S. banks. Foreign depository institutions, their branches or subsidiaries, and foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the state in which they are located. There may be less publicly available information about a foreign bank or a branch or subsidiary of a foreign bank than about a U.S. institution, and such branches or subsidiaries may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. banks. Evidence of ownership of foreign depository and Eurodollar obligations may be held outside of the United States and the Fund may be subject to the risks associated with the holding of such property overseas. Foreign depository and Eurodollar obligations of the Fund held overseas will be held by foreign branches of the custodian for the Fund's portfolio securities or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). CIGNA Investments will consider the above factors in making investments in foreign depository, Eurodollar and Yankeedollar obligations and will not knowingly purchase obligations which, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, the Fund will limit its foreign depository and Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom and other western industrialized nations. As discussed in the prospectus, the Fund may also invest in U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities. These investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. Investments in foreign entities in general involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries.

RATING AGENCIES. The Money Market Funds investments in short-term corporate debt and bank money instruments will be rated, or will be issued by issuers who have been rated, in one of the two highest rating categories for short-term debt obligations by a nationally recognized statistical rating organization (an "NRSRO") or, if not rated, will be of comparable quality as determined by the Trustees of the Trust. The Money Market Fund's investments in corporate bonds and debentures (which must have maturities at the date of purchase of 397 days (13 months) or less) will be in issuers who have received from an NRSRO a rating with respect to a class of short-term debt obligations that is comparable in priority and security with the investment in one of the two highest rating categories for short-term obligations or if not rated, will be of comparable quality as determined by the Trustees of the Trust. Currently, there are six
NRSROs: Duff and Phelps Inc., Fitch Investors Services, Inc., IBCA Limited and its affiliate IBCA Inc., Thompson BankWatch, Inc., Moody's Investors Service Inc. and Standard & Poor's Rating Group.

The rating applied to a security at the time the security is purchased by the Fund may be changed while the Fund holds such security in its portfolio. This change may affect, but will not necessarily compel, a decision to dispose of a security. If the major rating services used by the Fund were to alter their standards or systems for rating, the Fund would then employ ratings under the revised standards or systems that would be comparable to those specified in its current investment objective, policies and restrictions.

RULE 2A-7. The Board of Trustees has established procedures in compliance with Rule 2a-7 under the 1940 Act that include reviews of portfolio holdings by the Trustees at such intervals as they may deem appropriate to determine whether net asset value of the Money Market Funds, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether this deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that a deviation having this result exists, they intend to take such corrective action as they deem necessary and appropriate, including the sale of portfolio instruments prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share by using available market quotations; in which case, the net asset value could possibly be greater or less than $1.00 per share. If the Trustees deem it inadvisable to continue the practice of maintaining the net asset value at $1.00 per share, they may alter this procedure. The shareholders of the Fund will be notified promptly after any such change.

Any increase in the value of a shareholder's investment in the Money Market Fund resulting from the reinvestment of dividend income is reflected by an increase in the number of shares in the shareholder's account.

INCOME FUND
-----------

In pursuing its investment objective, the Income Fund will principally invest in the following types of interest-bearing securities:

      (1) Marketable debt securities that are rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or BBB).

      (2)     U.S. Government securities, as described below.

      (3) Obligations of, or guaranteed by, U.S. banks or bank holding companies, which obligations are considered by CIGNA Investments to have investment qualities comparable to securities which may be purchased under Item (1) above, although there can be no assurance that these obligations shall have such qualities.

      (4) Money market instruments eligible for purchase by the Money Market Fund, which instruments are considered by CIGNA Investments to have investment qualities comparable to securities which may be purchased under Item (1) above, although there can be no assurance that said obligations shall have such qualities.

      (5) Marketable securities (payable in U.S. dollars) of, or guaranteed by, the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof.

The balance of the Income Fund's assets may be invested in other fixed-income securities, including straight debt and convertible debt securities and preferred stock. Investment positions may be held in common stock and similar equity securities (including warrants or rights to purchase equity investments as described below) when they are acquired as parts of units with fixed-income securities or upon exercise of such warrants or rights or upon the conversion of such securities. The Income Fund also may purchase and sell interest rate futures contracts and purchase options on futures contracts as described under "Futures Contracts" and "Options on Futures Contracts."

U.S. Government securities include a variety of securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Treasury, by various agencies of the U.S. Government or by various instrumentalities that have been established or sponsored by the U.S. Government. Treasury securities include Treasury bills, Treasury notes and Treasury bonds. Treasury bills have a maturity of one year or less; Treasury notes have maturities of one to ten years; Treasury bonds generally have a maturity of greater than ten years. The Federal agencies established as instrumentalities of the U.S. Government to supervise and finance certain types of activities include the Federal Home Loan Banks, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Land Banks, the Small Business Administration, the Export-Import Bank, the Federal Intermediate Credit Banks and the Bank for Cooperatives.

U.S. Government securities may take the form of participation interests in, and may be evidenced by, deposit or safekeeping receipts. Participation interests are pro rata interests in U.S. Government securities such as interests in pools of mortgages sold by the Government National Mortgage Association; instruments evidencing deposit or safekeeping are documentary receipts for such original securities held in custody by others.

U.S. Government obligations, including those that are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Some securities issued by Federal agencies or instrumentalities are only supported by the credit of the agency or instrumentality (such as the Federal Home Loan Banks) while others have an additional line of credit with the U.S. Treasury (such as the Federal National Mortgage Association). Certain securities issued by Federal agencies or instrumentalities backed by the full faith and credit of the U.S. Government include those issued by the Government National Mortgage Association and the Small Business Administration. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Warrants are, in effect, longer term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus its exercise price, thus resulting in a profit. However, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant.

Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing unseasoned companies. The purchase price varies with the security, the life of the warrant and various other investment factors. Investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of the Fund's net assets.

Considerations of liquidity and preservation of capital mean that the Income Fund may not necessarily invest in instruments paying the highest available yield at a particular time. This Fund may, consistent with its investment objective, attempt to maximize yields by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. This Fund will also invest to take advantage of what are believed to be temporary disparities in the yields of the different segments of the market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be held by this Fund, may result in frequent changes in portfolio holdings. There usually are no brokerage commissions as such paid in connection with the purchase of securities of the type in which this Fund may invest. See "Brokerage Allocation" for a discussion of underwriters' commissions and dealers' spreads involved in the purchase and sale of portfolio securities.

HIGH YIELD FUND
---------------

As noted in the prospectus, the High Yield Fund purchases principally debt securities that are rated Ba or lower by Moody's or BB or lower by S&P.

Included among the high-yield, high risk securities in which the Fund may invest are securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Also, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize.

Because investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type constituting high-yield, high risk securities, the yields and prices of these securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of an issuer's creditworthiness tend to occur more frequently and in a more pronounced manner than do such changes with respect to higher quality segments of the fixed income securities market, causing greater yield and price volatility. Commissions and underwriting spreads associated with the purchase of high-yield, high risk bonds are typically higher than those associated with the purchase of high grade bonds.

The Fund may also invest in preferred stocks with yields that are attractive, provided that such investments are otherwise consistent with the investment objectives and policies of the Fund. A preferred stock is an equity security that entitles the holders to a priority in liquidation over holders of the issuer's common stock. In liquidation, the holders of preferred stock are subordinate to the holders of the issuer's debt obligations. Typically, preferred stocks include the right to receive regular dividend payments and may also include conversion rights, put and call obligations and other features. In determining whether to invest in any particular stock, CIGNA Investments will consider all relevant factors, including the dividend yield, its conversion features, if any, its liquidity, and the overall financial condition of the issuer. Under normal circumstances, the Fund will not invest more than 10% of its assets in preferred stock.

The Fund will not acquire common stocks, except when (i) attached to or included in a unit with income-generating securities that otherwise would be attractive to the Fund; (ii) acquired through the exercise of equity features accompanying convertible securities held by the Fund, such as conversion or exchange privileges or warrants for the acquisition of stock or equity interest of the same or different issuer; or (iii) in the case of an exchange offering whereby the equity security would be acquired with the intention of exchanging it for a debt security issued on a "when-issued" basis.

HIGH YIELD FUND AND INCOME FUND:  RISK FACTORS
----------------------------------------------

As noted in the prospectus, the High Yield Fund, and, to a lesser extent, the Income Fund invest in debt securities of less than investment grade (i.e., securities rated Ba/BB or below by Moody's and S&P). Such securities are often referred to as high yield or junk bonds and are typically considered "high risk" securities. High yield bonds may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for high yield bonds and adversely effect their values. Such an economic downturn may be expected to result in increased price volatility of high yield bonds and of the value of the Fund's shares, and an increase in issuers' defaults on such bonds.

Also, issuers of high yield bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the high yield securities in which a Fund invest are subordinated to the prior payment of senior indebtedness, thus potentially limiting the Fund's ability to recover full principal or to receive payments when senior securities are in default. When the secondary market for high yield bonds becomes increasingly illiquid, or in the absence of readily available market quotations for high yield bonds, the relative lack of reliable, objective data makes the responsibility of the Trustees to value the Fund's securities more difficult, and judgement plays a greater role in the valuation of portfolio securities. Also, increased illiquidity of the high yield bond market may affect the Fund's ability to dispose of portfolio securities at a desirable price.

The credit rating of a security does not necessarily address its market value risk. Also, ratings may from time to time, be changed to reflect developments in the issuer's financial condition. High yield bonds have speculative characteristics which are apt to increase in number and significance with each lower rating category. Also, prices of high yield bonds have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments.

Certain laws or regulations may have a material effect on the Fund's net asset value and investment practices. For example, legislation requiring federally-insured savings and loan associations to divest their investments in high yield bonds may further adversely affect the market for such bonds.

S&P INDEX FUND
--------------

The S&P 500 Index Fund seeks long-term growth of capital by investing primarily in common stocks. Realization of current income is an incidental consideration, although it is hoped that growth in income will accompany growth in capital. The portfolio of the Fund normally will consist primarily of equity securities of companies which compose the S&P 500.

The Fund also may invest in certain short-term fixed income securities, stock index futures and options on futures, as more fully described in the prospectus.

MATTERS RELATING TO ALL FUNDS
-----------------------------

Except as described under "Fund Policies," the foregoing investment policies are not fundamental and the Board of Trustees may change such policies without shareholder approval. The Board will not change a Fund's investment objectives without the required shareholder vote as set forth in "Fund Policies" below. There is risk inherent in any investment, and there is no assurance that any of the strategies and methods of investment available to any Fund will result in the achievement of its objectives.

Each Fund's investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the Funds.

SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. Each Fund may purchase securities on a "when-issued" basis, that is, delivery of and placement for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). A Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but a Fund may sell these securities before the settlement date if it is deemed advisable.

Investment in securities on a when-issued or delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to Federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. A Fund will employ techniques designed to reduce such risks. If the Fund purchases a when-issued security, the Fund's custodian bank will segregate cash or high grade securities in an amount equal to the when-issued commitment. If the market value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. To the extent cash and securities are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of cash or other high grade securities. For a more complete description of when-issued securities and delayed delivery transactions see the Statement of Additional Information.

ILLIQUID SECURITIES. Each Fund may invest up to 15% (10% for the Money Market
Fund) of its net assets in securities that are illiquid. Illiquid securities include securities that have no readily available market quotations and cannot be disposed of promptly (within seven days) in the normal course of business at approximately the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities. To the extent that qualified institutional buyers become uninterested in purchasing these restricted securities the level of illiquidity in a Fund may increase. CIGNA Investments determines the liquidity of the Fund's investments. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

BORROWING. Each Fund may borrow from banks or through reverse repurchase agreements to the extent permitted by the 1940 Act. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. Under the 1940 Act as currently in effect, a fund may borrow from any lender only for temporary purposes in an amount not exceeding 5% of its total assets, and may borrow from a bank in an amount not exceeding 33 1/3% of its total assets.

FUTURES CONTRACTS. A stock index assigns relative values to the common stocks included in the index and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. There is no physical delivery of the underlying stocks in the index.

Generally, a fund will only enter into stock index futures contracts as a hedge against changes resulting from market conditions in the values of the securities held or which the Fund intends to purchase. When the fund anticipates a significant market or market sector advance, the purchase of a stock index futures contract affords a hedge against not participating in such advance. Conversely, in anticipation of or in a general market or market sector decline that adversely affects the market values of the fund's portfolio of securities, the Fund may sell stock index futures contracts. The S&P 500 Index Fund's use of stock index futures is discussed in the prospectus, and includes purchasing S&P 500 futures contracts pending investment in the S&P 500.

An interest rate futures contract is an agreement between two parties to buy and sell a debt security for a set price on a future date. A fund generally may enter into interest rate futures contracts for the purpose of hedging debt securities in their portfolios or the value of debt securities which the Funds intend to purchase. For example, if a fund owned long-term debt securities and interest rates were expected to increase, it might sell interest rate futures contracts. If, on the other hand, a fund held cash reserves and interest rates were expected to decline, it might purchase interest rate futures contracts.

In cases of purchases of futures contracts, an amount of cash and cash equivalents, equal to the market value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian to collateralize the position and ensure that the use of such futures contracts is unleveraged. Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the custodian for the Fund for the account of the broker a stated amount, as called for by a particular contract, of cash or U.S. Treasury bills. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions.

Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the applicable Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker will be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment with respect to that increase in value. Conversely, where a Fund purchases a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Variation margin payments would be made in a similar fashion when a Fund purchases an interest rate futures contract. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

OPTIONS ON FUTURES CONTRACTS. An option on a futures contract gives the purchaser (the Fund) the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option on a futures contract is exercised on the last trading date prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

The S&P 500 Index Fund's use of options on futures contracts is discussed in the prospectus. The other Funds may purchase put options on futures contracts to hedge against the risk of falling prices for their portfolio securities, and may purchase call options on futures contracts as a hedge against a rise in the price of securities which they intend to purchase. Options on futures contracts may also be used to hedge the risks of changes in the exchange rate of foreign currencies. The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities or a foreign currency. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or a foreign currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or underlying securities or currency.

RISKS AS TO FUTURES CONTRACTS AND RELATED OPTIONS. There are several risks in connection with the use of futures contracts and related options as hedging devices. One risk arises because of the imperfect correlation between movements in the price of hedging instruments and movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. If the price of a hedging instrument moves less than the price of the stocks, debt securities or foreign currency which are the subject of the hedge, the hedge will not be fully effective. If the price of a hedging instrument moves more than the price of the stock, debt securities or foreign currency, a Fund will experience either a loss or a gain on the hedging instrument which will not be completely offset by movements in the price of the stock, debt securities or foreign currency which are the subject of the hedge. The use of options on futures contracts involves the additional risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.

Successful use of hedging instruments by a Fund is also subject to CIGNA Investments' ability to predict correctly movements in the direction of the stock market, of interest rates or of foreign exchange rates (foreign currencies). Because of possible price distortions in the futures and options markets and because of the imperfect correlation between movements in the prices of hedging instruments and the investments being hedged, even a correct forecast by CIGNA Investments of general market trends may not result in a completely successful hedging transaction.

It is also possible that where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of stocks or debt securities held in a Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contracts and also experience a decline in the value of its portfolio securities. Similar risks exist with respect to foreign currency hedges.

Positions in futures contracts or options may be closed out only on an exchange on which such contracts are traded. Although the Funds intend to purchase or sell futures contracts or purchase options only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position or purchase an option at such time. In the event of adverse price movements under those circumstances, a Fund would continue to be required to make daily cash payments of maintenance margin on its futures positions. The extent to which the Fund may engage in futures contracts or related options will be limited by Internal Revenue Code requirements for qualification as a regulated investment company and the Fund's intent to continue to qualify as such. The result of a hedging program cannot be foreseen and may cause the portfolio of the Fund to suffer losses which it would not otherwise sustain.

FOREIGN CURRENCY TRANSACTIONS. Although they generally will not do so, a Fund holding securities denominated in currency other than U.S. dollars may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

Generally, Funds may engage in both "transaction hedging" and "position hedging". When a Fund engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes a Fund may also purchase exchange-listed call and put options on foreign currencies. A put option on currency gives the Fund the right to sell a currency at a specific exercise price. A call option on currency gives a Fund the right to purchase a currency at a specific exercise price. The time when call and put options are exercisable depends on whether the options are American options or European options. American options are exercisable at anytime during the option period. European options are exercisable only on a designated date.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Funds may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature. For example, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

Regardless of whether CIGNA Investments determines that it is advisable to hedge a Fund's currency risk, the Funds will have to convert their holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

FORWARD CURRENCY CONTRACTS. A forward currency contract is an agreement between two parties to purchase and sell a specific quantity of a currency at a price specified at the time of the contract, with delivery and settlement at a specified future date. In the case of purchases of forward currency contracts, an amount of cash and cash equivalents, equal to the market value of the portfolio security sold, will be deposited in a segregated account with the Trust's Custodian to collateralize the position and ensure that the use of such contracts is unleveraged.

In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks and their customers). A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades.

Forward currency contracts are less liquid than currency futures contracts, and there is an increased risk of default by the counterparty as compared to futures contracts. Forward currency contracts differ from currency futures contracts in certain other respects as well. For example, the maturity date of a forward contract may be any fixed number of days from the date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward currency contracts are traded directly between currency traders so no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. There is no assurance that the Fund will be able to close a forward contract prior to maturity and, under such circumstances, the Fund may have exposure to adverse changes in exchange rates.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS.
---------------------------------------

Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each Fund's policies regarding the quality of debt securities.

Purchaser of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associates with owing and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each Fund relies on CIGNA Investments' research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, each Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Each Fund (except the Money Market Fund, to a limited degree) limits the amount of total assets that it will invest in any one issuer or in issues within the same industry. For purposes of these limitations, each Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between each Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations requires the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

SECURITIES LENDING. A Fund may lend securities to parties such as broker-dealers or institutional investors.

Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by CIGNA Investments, Inc. to be of good standing. Furthermore, they will only be made if, in CIGNA Investments, Inc.'s judgment, the consideration to be earned from such loans would justify the risk.

CIGNA Investments understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g. U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and
(6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which a Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

SOVEREIGN DEBT OBLIGATIONS. A Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.


SWAP AGREEMENTS

The Income Fund and High Yield Fund may enter into swap agreements such as interest rate, index and currency exchange rate swaps. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e. the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by CIGNA Investments, to limit any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on CIGNA Investment's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit a Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


FUND POLICIES
-------------

The Funds are subject to the following restrictions which may not be changed without approval of the lesser of (i) 67% or more of that Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

A Fund may not:

1. Borrow money or issue senior securities except that a Fund may borrow to the extent permitted by the 1940 Act for temporary or emergency purposes to satisfy redemption requests.

2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.

3. Concentrate 25% or more of its total assets in a particular industry, except the Money Market Fund may invest up to 100% of its assets in the financial services industry.

4. Purchase or sell mortgages or real estate, or invest in real estate limited partnerships, although a Fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate.

5. Lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission.

6. With respect to 75% of its assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets (taken at market value at the time of such investment) to be invested in the securities of such issuer except U.S. Government securities including securities issued by its agencies and instrumentalities (or repurchase agreements with respect thereto).

7. With respect to 75% of its assets, purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer (taken at the time of such investment), to be held by the Fund.

In addition, a Fund may not change its investment objective without shareholder approval.

TEMPORARY DEFENSIVE POSITION. While assuming a temporary defensive position, a Fund may invest in the types of short-term fixed income investments number in which the Money Market Fund may invest, and may also invest in the Money Market Fund.

MANAGEMENT OF THE TRUST
-----------------------

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all of the Trust's powers except those reserved for the shareholders.

The Trustees and the executive officers of the Trust are listed below, together with information as to their principal occupations during the past five years and other principal business affiliations. Each currently holds the equivalent position as Trustee and/or officer of CIGNA High Income Shares, CIGNA Institutional Funds Group and CIGNA Variable Products Group (except for Mr. Forde, who is not a Trustee of CIGNA Variable Products Group), and holds a similar position as Director and/or executive officer of INA Investment Securities, Inc. Correspondence with any Trustee or officer may be addressed to the Trust, c/o CIGNA Investments, S-210, 900 Cottage Grove Road, Hartford, CT 06152-2210.

HUGH R. BEATH, 67, Trustee; Advisory Director, AdMedia Corporate Advisors, Inc. (investment banking); previously Managing Director, AdMedia Corporate Advisors, Inc.; Chairman of the Board of Directors, Beath Advisors, Inc. (investment adviser).

RICHARD H. FORDE*, 45, Trustee; Senior Managing Director and President of CIGNA International Investment Advisors, Ltd.; Chairman of the Board and President, CIGNA Funds Group and other investment companies in CIGNA Funds= complex. Mr. Forde is also an officer or director of various other entities which are subsidiaries or affiliates of CIGNA.

RUSSELL H. JONES, 54, Trustee; Vice President and Treasurer, Kaman Corporation (helicopters and aircraft components, industrial products and services); Trustee, Connecticut Policy and Economic Counsel; Corporator, Hartford Seminary; Secretary, Bloomfield Chamber of Commerce.

THOMAS C. JONES*, 51, Trustee; President, CIGNA Investment Management; President and Director, CIGNA Investment Group, Inc. and CII; Director, CIGNA International Investment Advisors, Ltd. Mr. Jones is also an officer or director of various other entities which are subsidiaries or affiliates of CIGNA. Previously President, CIGNA Individual Insurance, a division of CIGNA; President, CIGNA Reinsurance--Property & Casualty, a division of CIGNA; Executive Vice President and Director, NAC RE Corporation (property and casualty reinsurance).

PAUL J. MCDONALD, 54, Trustee; Senior Executive Vice President and Chief Administrative Officer, Friendly Ice Cream Corporation (family restaurants/dairy products); Chairman, Dean's Advisory Council, University of Massachusetts School of Management; Director, Springfield YMCA; Trustee, Basketball Hall of Fame; Regional Director-Western Massachusetts, Bank of Boston. Previously, Executive Vice President, Finance and Chief Financial Officer, Friendly Ice Cream Corporation.

ALFRED A. BINGHAM III, 53, Vice President and Treasurer, CIGNA Funds Group, CIGNA Institutional Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and INA Investment Securities, Inc.; Assistant Vice President, CII.

JEFFREY S. WINER, 41, Senior Counsel, CIGNA; Vice President and Secretary, CIGNA Funds Group, CIGNA Institutional Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and INA Investment Securities, Inc.; previously Counsel, CIGNA.

*Trustees identified with an asterisk are considered interested persons of the Funds within the meaning of the 1940 Act because of their affiliation with CIGNA Corporation or its affiliates.

The Board has created an Audit Committee from among its members which meets periodically with representatives of PricewaterhouseCoopers LLP, independent accountants for the Trust, a Contracts Committee which, as part of its duties, considers the terms and the renewal of the Master Investment Advisory Agreement with CIGNA Investments, and a Nominating Committee which considers the identification of new members of the Board and the compensation of Trustees. The Nominating Committee, Audit Committee and Contracts Committee consist of Trustees who are not affiliated with CIGNA Corporation or any of its subsidiaries.

The Trust pays no compensation to any of its officers, other than the reimbursement of the costs of the Office of the Treasurer and the Office of the Secretary, or to any of their Trustees who are officers or employees of CIGNA Corporation or its affiliates. The following table shows compensation paid by the Trusts and other investment companies in the CIGNA fund complex to Trust Trustees in 1998:





                                                                     Pension or                                    Total
                                                                     Retirement                                    Compensation from
                                                 Aggregate           Benefits Accrued                              Trust and CIGNA
Name of Person,                                  Compensation from   As Part of Trust    Estimated Annual          Fund Complex Paid
Position with Trust                              Trust               Expense             Benefits Upon Retirement  to Trustees(d)
------------------------------------------------------------------------------------------------------------------------------------
R. Bruce Albro, (a)                              $   -0              $ -0-               $ -0-                      $ -0-

Hugh R. Beath, Trustee (b)                       $ 1,800               -0-                 -0-                      $25,400

Richard H. Forde, Trustee, Chairman and
President                                            -0-               -0-                 -0-                        -0-

Russell H. Jones, Trustee                        $ 1,800               -0-                 -0-                      $25,400

Thomas C. Jones, Trustee                             -0-               -0-                 -0-                        -0-

Paul J. McDonald, Trustee (c)                    $ 1,800               -0-                 -0-                      $25,400


                                                 ------------        -----------         ------------               ----------
                                                 $ 5,400             $ -0-               $ -0-                      $76,200
                                                 ============        ===========         ============               ==========

_____________________

(a) Mr. Albro retired from CIGNA Corporation and resigned from the Trust in 1998.

(b) All but $1,525 of Mr. Beath's 1998 compensation was deferred under a plan for all CIGNA funds in which he had an aggregate balance of $213,647 as of December 31, 1998.



(c) All but $1,525 of Mr. McDonald's 1998 compensation was deferred under a plan for all CIGNA funds in which he had an aggregate balance of $135,397 as of December 31, 1998.

(d) There were four (4) investment companies besides the Trust in the CIGNA fund complex.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
---------------------------------------------------


As of April 1, 1999, all of the outstanding shares of the Income fund were owned by Connecticut General Life Insurance company, 900 Cottage Grove Road, Bloomfield, CT 06002.

As of April 1, 1999, record and beneficial owners of five percent or more of the shares of the Money Market Fund were as follows:



                                                                                    PERCENTAGE OF
SHAREHOLDER                                    ADDRESS                              OWNERSHIP



CIGNA HealthCare of California, Inc.      505 North Brand Blvd.                             29.8%
                                          Glendale CA  91205

CIGNA Community Choice (Arizona           11001 N. Black Canyon Highway                      6.6%
              corporation)                Phoenix, AZ 85029

CIGNA HealthCare of Texas, Inc.           600 Las Colinas Blvd., Suite 1100                  9.8%
                                          Irving, TX 85029

CIGNA HealthCare of Virginia, Inc.        4050 Innslake Drive                                6.1%
                                          Glen Allen, VA 23060

Healthsource North Carolina, Inc.         701 Corporate Center Drive                        10.2%
                                          Raleigh, NC 27607

As of April, 1999, owners of five percent or more of the shares of the S&P 500 Index Fund were as follows:



          SHAREHOLDER                              ADDRESS                                  PERCENTAGE OF OWNERSHIP


Insurance Company of                            Two Liberty Place
North America                                   1601 Chestnut St.
                                                Philadelphia PA  19192                                 19.0%

CIGNA Property and                              Two Liberty Place
Casualty Insurance                              1601 Chestnut St.
Company                                         Philadelphia PA  19192                                 51.0%

CIGNA Insurance Company                         Two Liberty Place
                                                1601 Chestnut St.
                                                Philadelphia PA  19192                                 19.0%

Pacific Employers                               Two Liberty Place
Insurance Company                               1601 Chestnut St.
                                                Philadelphia PA  19192                                 11.0%



The Trustees and officers do not own any Fund shares. By virtue of owning more than 25% of the shares of the Money Market Fund, CIGNA Healthplan of California is deemed to control the Money Market Fund. This control does not affect the voting rights of other Fund shareholders. CIGNA Healthplan of California is an indirect, wholly owned subsidiary of CIGNA Corporation.

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------

The investment adviser to the Fund is CIGNA Investments, an indirect, wholly-owned subsidiary of CIGNA Corporation. CIGNA Investments also serves as investment adviser for other investment companies sponsored by affiliates of CIGNA Corporation, and for a number of pension, advisory, corporate and other accounts. CIGNA Investments and other affiliates of CIGNA Corporation manage combined assets of approximately $64 billion. CIGNA Investments' mailing address is 900 Cottage Grove Road, Hartford, Connecticut 06152.

Pursuant to the Master Investment Advisory Agreements between the Trust and CIGNA Investments, CIGNA Investments manages the investment and reinvestment of the assets of the Funds.

Subject to the control and periodic review of the Board of Trustees of the Trust, CIGNA Investments determines what investments shall be purchased, held, sold or exchanged for the account of the Fund. Accordingly, the role of the Trustees is not to approve specific investments, but rather to exercise a control and review function.

The Trust pays all expenses not specifically assumed by CIGNA Investments including compensation and expenses of Trustees who are not Directors, officers or employees of CIGNA Investments or any other affiliates of CIGNA Corporation; investment management fees; registration, filing and other fees in connection with filings with regulatory authorities; the fees and expenses of independent accountants; costs of printing and mailing registration statements, prospectuses, proxy statements, and annual and periodic reports to shareholders; custodian and transfer agent fees; brokerage commissions and securities transactions costs incurred by the Trust; taxes and corporate fees; legal fees incurred in connection with the affairs of the Trust; expenses of meetings of the shareholders and Trustees; and any expenses allocated or allocable to a specific class of shares.

CIGNA Investments, at its own expense, furnishes to the Trust office space and facilities and, except with respect to the Office of the Treasurer and Office of the Secretary as provided in the Master Investment Advisory Agreement, all personnel for managing the affairs of the Trust and the Fund. The Trust and other registered investment companies advised by CIGNA Investments have agreed to reimburse CIGNA Investments for its costs of maintaining the Office of the Treasurer and the cost of the Office of the Secretary as provided in their respective investment advisory agreements. CIGNA Investments has estimated that in 1999 the total expenses of the Office of the Treasurer for all funds in the CIGNA fund complex will not exceed $466,000 and the expenses of the Office of the Secretary are not expected to exceed $149,000. The portion of these expenses allocated to each Fund for calendar year 1999 are not expected to exceed the following amounts:


                                      Office of         Office of
                                    the Treasurer     the Secretary
                                    -------------     -------------
Money Market Fund                      $78,513          $25,104
Income Fund                            $13,326          $ 4,261
High Yield Fund                        $  -0-           $  -0-
S&P 500 Index Fund                     $96,116          $30,732


In 1998 the costs reimbursed by the Funds for the Office of the Treasurer and the Office of the Secretary totaled $180,131($138,454 - Office of the Treasurer; $41,677 - Office of the Secretary). The Board of Trustees of the Trust has approved the method under which this cost will be allocated to the Trust, and then to each Fund.

As full compensation for the investment management and all other services rendered by CIGNA Investments, each Fund pays CIGNA Investments a separate fee computed daily and paid monthly at annual rates based on a percentage of the value of the applicable Fund's average daily net assets as follows:


Money Market Fund                                 0.35%
Income Fund                                       0.50%
High Yield Fund                                   0.75%
S&P 500 Index Fund                                0.25%

Trust-wide expenses not identifiable to any particular series of the Trust will be allocated among the series. CIGNA Investments has voluntarily agreed, until April 30, 2000, to reimburse the Fund to the extent that the annual operating expenses in any one year (excluding interest, taxes, amortized organizational expense, transaction costs in acquiring and disposing of portfolio securities and extraordinary expenses) of the Fund exceed a percentage of the value of the Fund's average daily net assets, as follows:

                                Institutional                     Retail Service
                                Class                             Class
                                -------------                     --------------

Money Market Fund               .45%                              1.00%
Income Fund                     .70%                                NA
High Yield Fund                 .90%                                NA
S&P 500 Index Fund              .35%                                NA

CIGNA Money Market Fund (Institutional Class) incurred a management fee of $882,061, $446,085, and $111,530 in 1998, 1997 and 1996, respectively. However, due to the expense limitation, CIGNA Investments waived $64,440, $81,881 and $78,697 of this fee in 1998, 1997 and 1996, respectively.

CIGNA Income Fund (Institutional Class) incurred a management fee of $6,383, $5,773 and $5,465 in 1998, 1997 and 1996, respectively. However, due to the expense limitation, CIGNA Investments waived these fees and reimbursed $43,224, $43,969 and $44,851 in 1998, 1997 and 1996, respectively.

CIGNA S&P 500 Index Fund (Institutional Class) incurred a management fee of $431,355 and $82,658 in 1998 and 1997, respectively. However, due to the expense limitation, CII waived $144,534 of this fee for 1998 and waived all of its fee and reimbursed $43,969 to the Fund in 1997.


The Master Investment Advisory Agreement provides that it will continue from year to year as to the Fund provided that such continuance is specifically approved at least annually: (a) by a vote of the "majority of the outstanding voting securities" (as such term is defined in the 1940 Act) of that Fund or by the Board of Trustees of the Trust, and (b) by a vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Master Investment Advisory Agreement provides that it (i) may be terminated at any time without penalty (a) upon 60 days' written notice by vote of the Trustees of the Trust, or with respect to any series of the Trust, by vote of a majority of the outstanding voting securities of that series, or (b) by CIGNA Investments upon 90 days' written notice to the Trust in the case of the Master Investment Advisory Agreement and (ii) will automatically terminate in the event of its "assignment" (as such term is defined in the 1940 Act).

Each Master Trust Agreement acknowledges CIGNA Corporation's control over the name "CIGNA". The Trust and the Fund would be obliged to change their names to eliminate the word "CIGNA" (to the extent they could lawfully do so) in the event CIGNA Corporation were to withdraw its permission for use of such name. CIGNA Corporation has agreed not to withdraw such permission from the Trust or a series of the Trust so long as an affiliate of CIGNA Corporation shall be the investment adviser for such series.

UNDERWRITER
-----------

CIGNA Financial Services ("CFS") serves as the Trusts' distributor pursuant to a distribution contract which is subject to annual approval by the Board of Trustees. CFS is an indirect, wholly-owned subsidiary of CIGNA Corporation and, along with CIGNA Investments, is under the control of CIGNA Corporation. CFS's address is One Commercial Plaza, Hartford, CT 06103. The distribution contract is terminable without penalty, at any time, by the Trust upon 60 days' written notice to CFS or by CFS upon 60 days' notice, to the Trust. CFS is not obligated to sell any specific amount of Trust shares. Pursuant to the distribution contract, CFS continuously offers Fund shares. CFS received no compensation for distributing Fund shares in 1998.


The Money Market Fund, on behalf of its Retail Service class, has adopted a plan under rule 12b-1 of the 1940 Act. The plan was adopted in October 1998 and activities for which payment will be made under the plan will begin in 1999. Under the terms of the 12b-1 plan, the Fund is authorized to pay shareholder service and distribution expenses at the annual rate of up to 0.35% of the average daily net assets of the Retail Service class of the Fund during the period. A portion of the fees payable under the 12b-1 plan (0.25% of Retail Service class assets per annum) is designated as fees for providing shareholder services. The balance (up to 0.10% of Retail Service class assets per annum) may be used to reimburse CFS for expenses and costs associated with activities primarily intended to result in the sale of Retail Service class shares. These costs and expenses may include those associated with CFS employees.



The principal types of shareholder service activities that providers will furnish under the plan include receiving, aggregating, and processing shareholder or beneficial owner orders; providing and maintaining retirement account and other records; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administration services.

The principal types of distribution activities that providers will furnish under the plan for the Retail Service Class are answering telephone inquiries and processing request for information; formulating and implementing marketing and promotional activities; printing and distributing prospectuses to prospective shareholders, and other activities primarily intended to result in the sale of Retail Service class shares.

The Fund anticipates that the plan will result in increased sales of Fund shares and an increase in the amount of assets in the Fund, permitting various Fund expenses (such as custodian fees, audit and legal fees, trustee fees) to be spread across a larger shareholder base and amount of assets, permitting greater economies of scale.


Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have do direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the Funds may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the Funds or the relevant class of the Funds, as the case may be.

CUSTODIAN AND TRANSFER AGENT
----------------------------

The Trust's Custodian and Transfer Agent is State Street Bank and Trust Company ("State Street"), Boston, Massachusetts 02107. Under its Custodian Agreement, State Street maintains the portfolio securities of each Fund, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolio, determines the net asset value of shares of each Fund on a daily basis and performs such other ministerial duties as are included in the Custodian Agreement and Agency Agreement, copies of which are on file with the Securities and Exchange Commission.

INDEPENDENT ACCOUNTANTS
-----------------------

PricewaterhouseCoopers LLP acts as independent accountant for the Trust. Its offices are at 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP representatives annually perform an audit of the financial statements of the Trust's series and provide accounting advice and services throughout the year. PricewaterhouseCoopers LLP reports its activities and the results of its audit to the Audit Committee of the Board of Trustees. PricewaterhouseCoopers LLP also provides certain tax advice to the Trust.

BROKERAGE ALLOCATION AND OTHER PRACTICES
----------------------------------------

With respect to Fund transactions, it is the policy of CIGNA Investments on behalf of its clients, including the Fund, to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and spreads, and research services, consistent with obtaining best execution.

In seeking best execution, CIGNA Investments will select brokers/dealers on the basis of their professional capability and the value and quality of their brokerage services. Brokerage services include the ability to execute most effectively large orders without adversely affecting markets and the positioning of securities in order to effect orderly sales for clients.

The officers of CIGNA Investments will determine, generally without limitation, the brokers/dealers through whom, and the commission rates or spreads at which, securities transactions for client accounts are executed. The officers of CIGNA Investments may select a broker/dealer who may receive a commission for portfolio transactions exceeding the amount another broker/dealer would have charged for the same transaction if they determine that such amount of commission is reasonable in relation to the value of the brokerage or research services performed or provided by the executing broker/dealer, viewed in terms of either that particular transaction or CIGNA Investments' overall responsibilities to the client for whose account such portfolio transaction is executed and other accounts advised by CIGNA Investments or accounts advised by other investment advisers which are related persons of CIGNA Investments.

Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commissions as such, but which include compensation in the form of mark up or mark down.

If two or more brokers/dealers are considered able to offer the same favorable price with the equivalent likelihood of best execution, the officers of CIGNA Investments may prefer the broker/dealer who has furnished research services. Research services include market information, analysis of specific issues, presentation of special situations and trading opportunities on a timely basis, advice concerning industries, economic factors and trends, portfolio strategy and performance of accounts. Research services are used in advising all accounts, including accounts advised by related persons of CIGNA Investments, and not all such services are necessarily used by CIGNA Investments in connection with the specific account that paid commissions to the broker/dealer providing such services.

The overall reasonableness of brokerage commissions paid is evaluated continually. Such evaluation includes review of what competing brokers/dealers are willing to charge for similar types of services and what discounts are being granted by brokerage firms. The evaluation also considers the timeliness and accuracy of the research received.


In addition, CIGNA Investments may, if permitted by applicable law, use brokerage commissions to pay for products or services (other than brokerage and research services) obtained from broker/dealers and third parties in accordance with SEC Release 34-23170 dated April 23, 1986. Pursuant to that Release, products and services which provide lawful and appropriate assistance to CIGNA Investments' investment decision-making process may be paid for with brokerage commissions to the extent such products and services are used in that process. Where the research service product has a mixed use, that is, the product may serve a number of functions certain of which are not related to the making of investment decisions, CIGNA Investments allocates the cost of the product on a basis which they deem reasonable, according to the various uses of the product, and maintains records documenting the allocation process followed. Only that portion of the cost of the product allocable to research services is paid through credit earned from the Fund's brokerage business. CIGNA Investments will not acquire research services through the generation of credits with respect to the Funds' principal transactions or transactions in financial futures, except in new issue fixed price underwritings. Neither the Income Fund nor the Money Market Fund paid brokerage commissions in 1998, 1997 or 1996. During 1998 and 1997, the S&P 500 Index Fund paid $53,151 and $37,741 in commissions, substantially all of which was paid to firms which provide research services to CIGNA Investments.


CIGNA advises that Sanford C. Bernstein & Co., Inc. ("Sanford Bernstein"), 767 Fifth Avenue, New York, NY 10153, reported that as of December 31, 1998 it held 18,836,626 shares, or 9.1%, of the outstanding common stock of CIGNA. Sanford Bernstein also reported sole voting power as to 10,300,452, shared voting power as to 2,248,782, and sole dispositive power as to 18,836,626 of these shares. Wellington Management Company, LLP ("Wellington"), 75 State Street, Boston, MA 02109, reported that as of December 31, 1998 it held 11,704,980 shares, or 5.67%, of the outstanding common stock of CIGNA. Wellington also reported sole voting power as to none, shared voting power as to 1,492,130, and shared dispositive power as to all of these shares.


Neither the Trust nor CIGNA Investments presently allocate brokerage commissions to, or place orders for portfolio transactions with, either directly or indirectly, brokers or dealers based on their sales of Fund shares. Except as noted, neither the Trust nor CIGNA Investments utilize an affiliated broker or dealer in effecting Fund portfolio transactions and do not recapture commissions paid in such transactions.

CAPITAL STOCK
-------------

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each.


The Institutional and Retail Service class of the Funds represent interests in each Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses and exchange privileges, and the Retail Service class has exclusive voting rights on matters pertaining to its distribution plan.


Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Master Trust Agreement disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and thus should be considered remote.

Shares of each Fund will entitle their holders to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of any other series of the Trust. On any matter submitted to a vote of shareholders of the Trust, all shares of the Trust then issued and outstanding shall be voted in the aggregate. However, on matters affecting an individual series or class of shares, a separate vote of shareholders of that series or class would be required. Shareholders of a series or class would not be entitled to vote on any matter which does not affect that series or class but which would require a separate vote of another series or class.

When issued, shares of the Funds are fully paid and nonassessable, and have no preemptive or subscription rights. There are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees of the Trust and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any Trustees.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES
----------------------------------------------


Shares of the Funds are sold on a continuous basis without any initial sales charge at the Fund's net asset value per share


RETIREMENT AND SAVINGS PLAN PARTICIPANTS. The Funds may be available as an investment option in employer-sponsored retirement or savings plans. All orders to purchase shares must be made through and in accordance with procedures established by the participant's employer or plan administrator. The plan administrator can provide participants with detailed information on how to participate in the plan and how to select a Fund as an investment option.

BROKERAGE ACCOUNT PURCHASES. All investors other than affiliates of CIGNA Corporation or employer sponsored retirement or savings plan participants must purchase shares through CFS, the Fund's underwriter, or a dealer who has entered into a dealer agreement with CFS. Orders placed through a brokerage representative are priced as of the close of business on the day the order is received by CIGNA Funds Shareholder Services or the transfer agent, provided the order is received by 4:00 p.m. Eastern Time. Brokerage representatives are responsible for the prompt transmission of purchase and redemption orders placed through them by shareholders.


The Funds reserve the right to revise their redemption procedures on 30-days' notice. The Funds may suspend redemptions or postpone the date of payment during any period when: (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or trading on such Exchange is restricted; (b) the Securities and Exchange Commission has by order permitted such suspension for the protection of the Fund's shareholders; or (c) an emergency exists as determined by the Securities and Exchange Commission making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

PRICING. Each Fund's net asset value is calculated by dividing the number of outstanding shares into the net assets of the fund. Net assets are the excess of a Fund's assets over its liabilities.

The investments of the Money Market Fund are valued at amortized cost. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates or other factors on the market value of the instrument. The amortized cost method may result at times in determinations of value that are higher or lower than the price the Fund would receive if the instruments were sold. During periods of declining interest rates, use by the Fund of the amortized cost method of valuing its portfolio may result in a lower value than the market value of the portfolio, which could be an advantage to new investors relative to existing shareholders. The converse would apply in a period of rising interest rates.

The valuation of the investments of the Money Market Fund at amortized cost is permitted by the Securities and Exchange Commission, and the Fund is required to adhere to certain conditions so long as they use this valuation method. The Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will purchase only instruments having remaining maturities of 397 days or less (except as permitted under Rule 2a-7 of the 1940 Act with respect to variable and floating rate instruments) and will invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risks. The Board of Trustees has also established procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the Fund's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. Such procedures include a review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value, calculated by using readily available market quotations, deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it will take such corrective action as it deems necessary and appropriate, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using readily available market quotations in which case, the net asset value could possibly be greater or less than $1.00 per share.

TAX MATTERS
-----------

All shareholders should consult a qualified tax adviser regarding their investment in a Fund.

The series of shares of the Trust is treated as a separate association taxable as a corporation.

Each Fund intends to qualify and elect to be treated under the Internal Revenue Code of 1986 (the Code), as amended, as a regulated investment company (RIC) for each taxable year. As of the date hereof, each Fund must, among other things meet the following requirements: A. each Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies. B. each Fund must diversify its holdings so that, at the end of each fiscal quarter: i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. Government securities and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities).

Each Fund intends to satisfy requirements under the Code relating to the distribution of its net income so that, in general, the Fund will not be subject to Federal income tax (FIT) on its investment company taxable income and net capital gains designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

Each Fund is subject to a nondeductible 4% excise tax if it does not meet certain distribution requirements under the Code. To avoid this excise tax, during each calendar year, a Fund must distribute: 1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, 2) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year, and 3) all ordinary income and capital gains from previous years that were not distributed during such years.

Dividends declared to shareholders of record on a date in October, November or December will be taxable to shareholders in the year declared as long as the Fund pays the dividends no later than January of the following year.

Section 1092 of the Code affects the taxation of certain transactions involving futures or options contracts. If a futures or options contract is part of a "straddle" (which could include another futures or options contract or underlying stock or securities), as defined in Section 1092 of the Code, then, generally, losses are deferred first, to the extent that the modified "wash sale" rules of the Section 1092 regulations apply, and second to the extent of unrecognized gains on offsetting positions.

Further, a fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Sections 1092 and 246 of the Code and the Regulations thereunder also suspend the holding periods for straddle positions with possible adverse effects regarding long-term capital gain treatment and the corporate dividends-received deduction. In certain cases, the "wash sale" rules of Section 1091 of the Code may operate to defer deductions for losses.

Section 1256 of the Code generally requires that certain futures and options be "marked-to-market" at the end of each year for FIT purposes. Section 1256 further characterizes 60% of any gain or loss with respect to such futures and options as long-term capital gain or loss and 40% as short-term capital gain or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

Upon a sale or redemption of Fund shares, a shareholder who is not a dealer in securities will realize gain or loss which will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, if a shareholder disposes of shares held for six months or less, any loss realized will be characterized as long-term capital loss to the extent of any capital gain dividends made to such shareholder prior to such disposition. In addition, shareholders need to consider the general wash sale rule which may impact shareholders who sell their shares at a loss and purchase shares within a sixty-one day time frame.

PERFORMANCE INFORMATION
-----------------------

Total return figures for the Funds are neither fixed nor guaranteed, and a Fund's principal is not insured. Performance quotations reflect historical information and should not be considered representative of a Fund's performance for any period in the future. Performance is a function of a number of factors which can be expected to fluctuate. Each Fund may provide performance information in reports, sales literature and advertisements. Each Fund may also, from time to time, quote information about the Fund published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about the Fund. The following is a list of such publications or media entities:

         Advertising Age                        Financial Times                      Kiplinger
         Barron's                               Financial Weekly                     Money
         Barron's/Nelson's                      Financial World                      Mutual Fund Forecaster
         Best's Review                          Forbes                               Nation's Business
         Broker World                           Fortune                              New York Times
         Business Week                          Global Investor                      Pension World
         Changing Times                         Hartford Courant                     Pensions & Investments
         Christian Science Monitor              Institutional Investor               Personal Investor
         Consumer Reports                       Insurance Forum                      Philadelphia Inquirer
         Economist                              Insurance Weekly                     The Times (London)
         Equity International                   International Business               USA Today
         FACS of the Week                         Week                               U.S. News & World Report
         Far Eastern                            Investing                            Wall Street Journal
           Economic Review                      Investor's Chronicle                 Washington Post
         Financial Adviser                      Investor's Daily                     CNN
         Financial Planning                     Journal of the American              CNBC
         Financial Product News                   Society of CLu & ChFC              PBS
         Financial Services Week


Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

         Bank Rate Monitor
         Lipper Analytical Services                      Stanger Report
         CDA Investment Technologies, Inc.               Weisenberger
         Frank Russell Co.                               Micropal, Ltd.
         InterSec Research                               Donoghues
         Mutual Fund Values (Morningstar)

Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

      Standard & Poor's 400 Index
      Standard & Poor's 500 Stock Index                  Bond Buyer Index
      Dow Jones Industrial Average                       NASDAQ
      EAFE Index                                         COFI
      Consumer Price Index                               First Boston High Yield
      Lehman Bond Indices                                   Index

Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

      10 year Treasuries
      30 year Treasuries
      90 day Treasury Bills

Advertising for a Fund may from time to time include discussions of general economic conditions and interest rates, and may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose the largest holdings in the Fund's portfolio.

From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning, inflation.

Although performance data may be useful to prospective investors in comparing with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by the Fund.

Total Return Quotations
-----------------------

The standard formula for calculating total return, as described in the prospectus, is as follows:

                        P(1+T)/n/=ERV

Where      P           =    A hypothetical initial payment of $1,000.
           T           =    average annual total return.
           n           =    number of years.
           ERV         =    ending redeemable value of a hypothetical $1,000
                            payment at the end of the 1, 5, or 10 year periods
                            (or fractional portion of such period).

Cumulative total return across a stated period may be calculated as follows:

                          P(1+V)=ERV

Where      P           =     A hypothetical initial payment of $1,000.
           V           =     cumulative total return.
           ERV         =     ending redeemable value of a hypothetical $1,000
                             payment at the end of the stated period.

The average annual total returns for each of the named Funds (institutional class), for the 1, 5 and 10 year periods (or since inception, if shorter) ended December 31, 1998, were as follows:

                                                 Periods ended December 31, 1998
                                      1 Year           5 Years          10 Years


    Income Fund......................  9.26%            6.38%            8.98%
    Money Market Fund................  5.18%            4.82%            5.22%
    S&P 500 Index Fund**............. 28.28%



*The Inception date of the CIGNA S&P 500 Index Fund was July 1, 1997.

Yield Quotations
----------------

The standard formula for calculating yield for each Fund except the Money Market Fund, as described in the Prospectus, is as follows:

                        YIELD = 2[((a-b)/(c x d) + 1)6-1]

Where  a   =   dividends and interest earned during a stated
               30-day period. For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date. Interest earned under this formula must
                                                                         Page 38
               generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).

       b   =   expenses accrued during period (net of reimbursements).

       c   =   the average daily number of shares outstanding during the period that were entitled to receive dividends.

       d   =   the maximum offering price per share on the last day of the period.


The yield for Income Fund was as follows:

                                                 30 Days ended December 31, 1998
                                                 -------------------------------


       Income Fund.........................................4.11%


The standard formula for calculating annualized yield for the Money Market Fund, as described in the Prospectus, is as follows:

                                Y = V1 - Vo x 365
                                    -------   ---
                                       Vo      7

Where      Y        =       7 day annualized yield.
           Vo       =       the value of a hypothetical pre-existing account in
                            the Fund having a balance of one share at the
                            beginning of a stated seven-day period.
           V1       =       the value of such an account at the end of the
                            stated period.
        V1 - Vo     =       base period return.
        -------
          Vo


The annualized yield for the CIGNA Money Market Fund for the 7 days ended December 31, 1998 was 4.69%.


The standard formula for calculating effective annualized yield for the Money Market Funds, as described in the Prospectus, is as follows:

                              EY = [(Y+1)365/7] - 1

Where      EY       =       effective annualized yield.
           Y        =       base period return.



The effective annualized yield for CIGNA Money Market Fund for the 7 days ended December 31, 1998 was 4.80%.


For the purpose of the annualized yield and effective annualized yield, the net change in the value of the hypothetical Money Market

Fund account reflects the value of additional shares purchased with dividends from the original shares and any such additional shares, and all fees charged (if any), other than non-recurring account charges, to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation.

REDEMPTIONS PAID IN CASH
------------------------


Pursuant to Rule 18f-1 under the Investment Company Act of 1940, as amended, each Fund has committed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. This election is irrevocable while such Rule is in effect unless the Securities and Exchange Commission by order upon application permits the withdrawal of the Fund's notification of election. Redemptions by any one shareholder during any 90 day period in excess of $250,000 or 1% of the net assets of the Fund may be made in readily marketable securities.

                             REGISTRATION STATEMENT
                                       ON
                                    FORM N-1A

                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS.

       a. Second Amended and Restated Master Trust Agreement of Registrant dated July 28, 1998, incorporated by reference to Post-Effective Amendment No. 57 to Registration Statement filed electronically October 2, 1998.

       b. The Amended and Restated By-Laws of Registrant dated April 29, 1997, incorporated by reference to Post-Effective Amendment No. 55 to Registrant's Registration Statement filed electronically April 30, 1997.

       c. Relative to the rights of shareholders, Article IV and Article V of Registrant's Second Amended and Restated Master Trust Agreement dated July 28, 1998 as hereinbefore incorporated by reference as Exhibit a.

       c. (i) Relative to the rights of shareholders, Article 9 of the Amended and Restated By-Laws of Registrant dated April 29, 1997 as hereinbefore incorporated by reference as Exhibit b.

       d. The First Amended and Restated Master Investment Advisory Agreement dated as of April 30, 1996 between CIGNA Funds Group and CIGNA Investments, Inc., incorporated by reference to Post-Effective Amendment No. 54 to Registrant's Registration Statement filed electronically June 28, 1996.

       e. The Distribution Agreement dated as of December 1, 1997 between CIGNA Funds Group and CIGNA Financial Services, Inc., incorporated by reference to Post-Effective Amendment No. 56 to Registrant's Registration Statement filed electronically April 30, 1998.

       f.     None.


       g. The Custodian Contract dated as of October 15, 1987 between CIGNA Annuity Funds Group (n/k/a CIGNA Funds Group) and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 59 to Registration Statement filed electronically January 19, 1999.

       g.(i) The Custodian Fee Schedule Effective January 1, 1999 relative to the Custodian Contract hereinbefore filed as Exhibit g, incorporated by reference to Post-Effective Amendment No. 59 to Registration Statement filed electronically January 19, 1999.


       g.(ii) Side Letter to the Custodian Contract between CIGNA Funds Group and State Street Bank and Trust Company dated as of April 30, 1996, incorporated by reference to Post-Effective Amendment No. 54 to Registrant's Registration Statement filed electronically June 28, 1996.


*      g.(iii)The Price Source Authorization Agreement pursuant to the Custodian
              Contract among State Street Bank and Trust Company and CIGNA
              Funds.


       h. The Transfer Agency and Service Agreement dated as of July 30, 1985 between CIGNA Annuity Funds Group (n/k/a CIGNA Funds Group) and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 56 to Registrant's Registration Statement filed electronically April 30, 1998.


       h.(i) The Transfer Agent Operations Fee Schedule For CIGNA Money Market Fund Effective January 1, 1999 relative to the Transfer Agency and Service Agreement hereinbefore incorporated by reference as Exhibit h, incorporated by reference to Post-Effective Amendment No. 59 to Registration Statement filed electronically January 19, 1999.

       h.(ii) Side Letter to the Transfer Agency and Service Agreement between
              CIGNA Funds Group and State Street Bank and Trust Company dated as of April 30, 1996, incorporated by reference to Post-Effective Amendment No. 54 to Registrant's Registration Statement filed electronically June 28, 1996.

       h.(iii)The Agreement For Use Of The Term "CIGNA" dated April 30, 1985 between CIGNA Annuity Funds Group (n/k/a CIGNA Funds Group) and CIGNA Corporation, incorporated by reference to Post-Effective Amendment No. 56 to Registrant's Registration Statement filed electronically April 30, 1998.

       h.(iv) Form of Trustees' Deferred Fee Agreement, incorporated by reference to Post-Effective Amendment No. 53 to Registrant's Registration Statement filed electronically April 15, 1996.

       h.(v) Form of Shareholder Services Plan between CIGNA Funds Group and CIGNA Financial Services, Inc., incorporated by reference to Post-Effective Amendment No. 56 to Registrant's Registration Statement filed electronically April 30, 1998.


*      h.(vi) Sub-Accounting Services Agreement For The Retail Service Class of
              CIGNA Money Market Fund (A Series of CIGNA Funds Group) dated as of April 1, 1999.

*      h.(vii)Power of Attorney.

*      i.     Consent of Counsel.

*      j.     Consent of PricewaterhouseCoopers LLP.


       k.     None.

       l.     None.

       m. Rule 12b-1 Plan of CIGNA Money Market Fund (A Series of CIGNA Funds Group) dated as of October 27, 1998, incorporated by reference to Post-Effective Amendment No. 58 to Registrant's Registration Statement filed electronically December 2, 1998.


       n.(i)  Financial Data Schedule for CIGNA Money Market Fund.

       n.(ii) Financial Data Schedule for CIGNA Income Fund.

       n.(iii)Financial Data Schedule for CIGNA S&P 500 Index Fund.


       o. The Dual Class Plan Pursuant to Rule 18f-3 for CIGNA Funds Group dated as of April 30, 1996, incorporated by reference to Post-Effective Amendment No. 54 to Registrant's Registration Statement filed electronically June 28, 1996.

       o.(i) Amendment to Dual Class Plan Pursuant to Rule 18f-3 For CIGNA Funds Group dated as of October 27, 1998, incorporated by reference to Post-Effective Amendment No. 58 to Registrant's Registration Statement filed electronically December 2, 1998.

       o.(ii) Multi Class Plan Pursuant to Rule 18f-3 for CIGNA Money
              Market Fund dated as of October 27, 1998, incorporated by reference to Post-Effective Amendment No. 58 to Registrant's Registration Statement filed electronically December 2, 1998.


-------------------------
   * Filed Herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.
--------------------------------------------------------------------

No person is directly or indirectly controlled by or under common control with CIGNA Funds Group.

ITEM 25. INDEMNIFICATION.
------------------------

The Second Amended and Restated Master Trust Agreement, dated July 28, 1998 (the "Master Trust Agreement"), provides, among other things, for the indemnification out of Registrant's assets (or the assets of a series of Registrant where applicable) of the Trustees and officers of Registrant against all liabilities incurred by them in such capacity, except for liability by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Trustees may consult counsel or other experts concerning the meaning and operation of the Master Trust Agreement, and may rely upon the books and records of Registrant. Trustees are not liable for errors of judgment, mistakes of fact or law, or for the negligence of other Trustees or Registrant's officers or agents.

Trustees are not required to give a bond or other security for the performance of their duties. Payments in compromise of any action brought against a Trustee or officer may be paid by Registrant if approved by either a majority of disinterested Trustees or by independent legal counsel. The right of indemnification under the Master Trust Agreement is not exclusive of any other rights to which the Trustees or officers may be entitled.

The Master Trust Agreement also provides that shareholders shall be indemnified and held harmless by the applicable series of Registrant with respect to actions brought against them in their capacity as shareholders. Also, the Master Trust Agreement provides that creditors of a series of Registrant may look only to the assets of that series for payment; and neither shareholders nor Trustees shall be personally liable therefor. All instruments executed on behalf of Registrant are required to contain a statement to the effect of the foregoing.

CIGNA Investments, Inc., Registrant and other investment companies managed by CIGNA Investments, Inc., their officers, trustees, directors and employees (the "Insured Parties") are insured under an Investment Management Errors and Omissions Insurance Policy in the amount of $10,000,000 offered by Lloyd's Insurance Company, an affiliate of Lloyd's of London, on a joint policy basis with CIGNA Investments, Inc. and CIGNA International Investment Advisors, Ltd.

In addition, Registrant and other investment companies managed by CIGNA Investments, Inc. and CIGNA International Investment Advisors, Ltd. are insured under a Lloyd's Insurance Company Investment Company Blanket Bond with a stated maximum coverage of $10,000,000. Premiums and policy benefits are allocated among participating companies pursuant to Rule 17g-1(d) under the Investment Company Act of 1940, as amended.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.
-----------------------------------------------------------------

As of the date hereof, CIGNA Investments, Inc. ("CII") serves as investment adviser to CIGNA Funds Group, to CIGNA Institutional Funds Group, to CIGNA Variable Products Group and their series of shares and to CIGNA High Income Shares (CIGNA Funds Group, CIGNA High Income Shares, CIGNA Institutional Funds Group and CIGNA Variable Products Group, collectively known as the "Trusts") and to INA Investment Securities, Inc. ("IIS"), all of which (except for IIS and CIGNA High Income Shares) are open-end investment companies, and to certain other clients, most of which are affiliated with CIGNA Corporation. For a description of the business of CII, see its most recent Form ADV (File No. 801-18094) filed with the Securities and Exchange Commission. The principal address of each of the foregoing companies is as follows:

     CII - 900 Cottage Grove Road, Bloomfield, Connecticut  06002

     The Trusts and each of their series of shares - 100 Front Street, Suite 300, Worcester, Massachusetts 01601

     IIS - Two Liberty Place, 1601 Chestnut Street, Philadelphia, Pennsylvania 19192

Substantial business and other connections of the Directors and officers during the past two fiscal years are listed below:

Names of Officers and Directors  Positions with the Adviser and
   of the Investment Adviser        Other Substantial Business Connections
-------------------------------  -----------------------------------------

Harold W. Albert                 Director and Counsel, CII; Director, CIGNA
                                 International Investment Advisors, Ltd.**;
                                 Chief Counsel, CIGNA Investment Management, a division of CIGNA Corporation*; Counsel, CIGNA
                                 Investment Advisory Company, Inc.*; Director,
                                 Senior Vice President and Chief Counsel, CIGNA
                                 Investment Group, Inc.*; Director, Global
                                 Portfolio Strategies, Inc.* and CIGNA Financial
                                 Futures, Inc.*

Robert W. Burgess                Director and Senior Vice President, CII;
                                 Director, CIGNA International Investment
                                 Advisors, Ltd.**; Chief Financial Officer,
                                 CIGNA Investment Management, a division of CIGNA Corporation*; Director and Senior Vice
                                 President, CIGNA Investment Group, Inc.*;
                                 Director, CIGNA Financial Futures, Inc.* and
                                 Global Portfolio Strategies, Inc.*

Thomas C. Jones                  President and Chief Investment Officer, CIGNA
                                 Investment Management, a division of CIGNA
                                 Corporation*; President and Director, CII and
                                 CIGNA Investment Group, Inc.*; President, CIGNA
                                 Investment Advisory Company, Inc.*; Director,
                                 CIGNA International Investment Advisors,
                                 Ltd.**, CIGNA Financial Futures, Inc.* and
                                 Global Portfolio Strategies, Inc.*; Trustee, the Trusts; Director, IIS.

Mary Louise Casey                Senior Managing Director, CII and CIGNA
                                 Investment Advisory Company, Inc.*; Director
                                 Global Portfolio Strategies, Inc.*

Richard H. Forde                 Senior Managing Director, CII and CIGNA
                                 Investment Advisory Company, Inc.*; President,
                                 Senior Managing Director and Director, CIGNA
                                 International Investment Advisors, Ltd.**;
                                 Chairman of the Board, President and Trustee
                                 CIGNA Funds Group, CIGNA High Income Shares,
                                 CIGNA Institutional Funds Group and INA
                                 Investment Securities, Inc.; President CIGNA
                                 Variable Products Group.

Malcolm S. Smith                 Senior Managing Director, CII; Director and
                                 Senior Managing Director, CIGNA Investment
                                 Advisory Company, Inc.*

Philip J. Ward                   Senior Managing Director, CII; Director and
                                 Senior Managing Director, CIGNA Investment
                                 Advisory Company, Inc.*

Kevin D. Barry                   Managing Director, CII.

Julia B. Bazenas                 Managing Director, CII.

Marguerite A. Boslaugh           Managing Director, CII.

Susan B. Bosworth                Managing Director, CII.

Thomas J. Bowen                  Managing Director, CII and CIGNA Investment
                                 Advisory Company, Inc.*

William C. Carlson               Managing Director, CII; previously Vice
                                 President, CII.

Antonio M. Caxide                Managing Director, CII and CIGNA International
                                 Investment Advisors, Ltd.**; previously Vice
                                 President, CII and CIGNA International
                                 Investment Advisors, Ltd.**

Richard H. Chase                 Managing Director, CII.

Rosemary C. Clarke               Managing Director, CII and CIGNA Investment
                                 Advisory Company, Inc.*

Rosemary S. Cleaves              Managing Director, CII; previously President
                                 and Director, Global Portfolio Strategies,
                                 Inc.*

Robert F. DeLucia                Managing Director, CII and CIGNA Investment
                                 Advisory Company, Inc.*; Director, Global
                                 Portfolio Strategies, Inc.*

Mark V. DePucchio                Managing Director, CII; previously Vice
                                 President, CII.

Michael Q. Doyle                 Managing Director, CII; previously Vice
                                 President, CII.

Lawrence A. Drake                Managing Director, CII and CIGNA Investment
                                 Advisory Company, Inc.*

Denise T. Duffee                 Managing Director, CII.

John G. Eisele                   Managing Director, CII.

Robert Fair                      Managing Director, CII.

John P. Feeney                   Managing Director, CII.

Thomas R. Foley                  Managing Director, CII; previously Vice
                                 President, CII.

Keith A. Gollenberg              Managing Director, CII; previously Vice
                                 President, CII.

Maurice A. Gordon                Managing Director, CII; previously Vice
                                 President, CII.

William J. Grady                 Managing Director, CII.

Dennis P. Hannigan               Managing Director, CII.

Debra J. Height                  Managing Director, CII and CIGNA Investment
                                 Advisory Company, Inc.*

David R. Johnson                 Managing Director, CII and CIGNA Investment
                                 Advisory Company, Inc.*

Richard H. Kupchunos             Managing Director, CII and CIGNA Investment
                                 Advisory Company, Inc.*

James R. Kuzemchak               Managing Director, CII.

Edward Lewis                     Managing Director, CII.

Timothy J. Lord                  Managing Director, CII; Vice President, CIGNA
                                 Financial Futures, Inc.*

Richard B. McGauley              Managing Director, CII and CIGNA Investment
                                 Advisory Company, Inc.*

Bret E. Meck                     Managing Director, CII.

Stephen J. Olstein               Managing Director, CII.

Stephen A. Osborn                Managing Director, CII.

Alan C. Petersen                 Managing Director, CII; Vice President, CIGNA
                                 High Income Shares.

Anthony J. Pierson               Managing Director, CII.

Leon Pouncy                      Managing Director, CII.

Donald F. Rieger, Jr.            Managing Director, CII.

Peter F. Roby                    Managing Director, CII; previously Vice
                                 President, CII.

Frank Sataline, Jr.              Managing Director, CII; previously Vice
                                 President, CII.

James G. Schelling               Managing Director, CII.

John A. Shaw                     Managing Director, CII.


Thomas P. Shea, III              Managing Director, CII.


Joseph W. Springman              Managing Director, CII and CIGNA Investment
                                 Advisory Company, Inc.*

Susan S. Sullivan                Managing Director, CII.

William A. Taylor                Managing Director, CII.

George Varga                     Managing Director, CII.

Victor J. Visockis, Jr.          Managing Director, CII; previously Vice
                                 President, CII.

Henry C. Wagner, III             Managing Director, CII and CIGNA Investment
                                 Advisory Company, Inc.*; President, CIGNA
                                 Financial Futures, Inc.*; previously Vice
                                 President, CII.

Deborah B. Wiacek                Managing Director, CII; previously Vice
                                 President, CII.

Stephen H. Wilson                Managing Director, CII.

Victor E. Saliterman             Senior Vice President, CII.

Jean M. Anderson                 Vice President, CII.

Thomas P. Au                     Vice President, CII.

Andrew Brown                     Vice President, CII.

Timothy C. Burns                 Vice President, CII and Global Portfolio
                                 Strategies, Inc.*

John D. Carey                    Vice President, CII.

David M. Cass                    Vice President, CII.

R. Thomas Clemmenson             Vice President, CII.

Maryanne P. dePreaux             Vice President, CII.

Eric C. DiMiceli                 Vice President, CII.

Kim L. DiPietro                  Vice President, CII.

Celia R. Dondes                  Vice President, CII.

Ronald J. Dupont                 Vice President, CII and CIGNA Investment
                                 Advisory Company, Inc.*

Mark W. Everette                 Vice President, CII.

Daniel E. Feder                  Vice President, CII.

Richard L. Fletcher              Vice President, CII.

Jonathan S. Frankel              Vice President, CII.

Ivy B. Freedman                  Vice President, CII.


Susan M. Grayson                 Vice President, CII and Global Portfolio
                                 Strategies, Inc.*; previously Director, Global
                                 Portfolio Strategies, Inc.*

Amy F. Hatfield                  Vice President, CII.


John Hurley                      Vice President, CII.

Chuel D. Hwang                   Vice President, CII.


Steven F. Jacobs                 Vice President, CII.


William H. Jefferis              Vice President, CII.

Edward B. Johns                  Vice President, CII.

Thomas W. Johnson                Vice President, CII.

Thomas J. Keene                  Vice President, CII.

Joseph R. Kennedy                Vice President, CII.

Peter K. Kofoed                  Vice President, CII.

Mark S. Korinek                  Vice President, CII.


Daryl Krivanec                   Vice President, CII.


James R. Lagasse                 Vice President, CII.

Mary S. Law                      Vice President, CII.

Margaret Y. Leong                Vice President, CII.

Paul T. Martin                   Vice President, CII.

Daniel McDonough                 Vice President, CII, CIGNA International
                                 Investment Advisors, Ltd.** and Global
                                 Portfolio Strategies, Inc.*

Dean M. Molinaro                 Vice President, CII

Linda L. Morel                   Vice President, CII.

Alpha O. Nicholson, III          Vice President, CII; Senior Counsel, CIGNA
                                 companies*.

Ann Marie O'Rourke               Vice President, CII.

Pamela S. Peck                   Vice President, CII.

Elisabeth A. Perenick            Vice President, CII.

Scott S. Piccone                 Vice President, CII.

Elisabeth Piker                  Vice President, CII.

Thomas J. Podgorski              Vice President, CII.

Michael J. Riccio                Vice President, CII.

Timothy F. Roberts               Vice President and Compliance Officer, CII;
                                 Vice President, International Finance/Global
                                 Compliance, CIGNA Investment Management, a division of CIGNA Corporation*; Vice President
                                 - Finance and Compliance Officer, CIGNA
                                 International Investment Advisors, Ltd.**;
                                 Compliance Officer, CIGNA Investment Advisory
                                 Company, Inc.*


Alexander Rybchinsky             Vice President, CII.

Kevin W. Schmitt                 Vice President, CII.


John R. Schumann                 Vice President, CII.

Philip Spak                      Vice President, CII.

Marie E. Swartzwelder            Vice President, CII and Global Portfolio
                                 Strategies, Inc.*; previously Vice President,
                                 Global Portfolio Strategies, Inc.*

Carlton C. Taylor                Vice President, CII.

Patrick H. Thompson              Vice President, CII.

Ruth D. Van Winkle               Vice President, CII and CIGNA Investment
                                 Advisory Company, Inc.*

Michael J. Walker                Vice President, CII.

Carey A. White                   Vice President, CII.

William S. Woodsome              Vice President, CII.

Alfred A. Bingham III            Assistant Vice President, CII; Vice President
                                 and Treasurer, the Trusts and IIS.


Susan L. Cooper                  Secretary, CII, CG Trust Company* and Global
                                 Portfolio Strategies, Inc.*


ITEM 27.  PRINCIPAL UNDERWRITERS.
--------------------------------


(a) CIGNA Financial Services, Inc. is the principal underwriter for CIGNA Funds Group and for its series.



(b) The officers and Directors of CIGNA Financial Services, Inc. as of April 1, 1999 are:




Name and Principal                         Positions and Offices                              Positions and Offices
 Business Address*                           With Underwriter                                 with Registrant
------------------                         ---------------------                              ---------------------


Willard S. Bashan                        Member Board of Directors                            --------
David J. Castellani                      Member Board of Directors                            --------
Byron D. Oliver                          Member Board of Directors                            --------
Mark A. Parsons                          Member Board of Directors                            --------
Kenneth A. Pouch, Jr.                    Member Board of Directors                            --------
David C. Scheinerman                     Member Board of Directors                            --------
Willard S. Bashan                        President                                            --------
David J. Castellani                      Vice President                                       --------
Alan F. Monbaron                         Vice President,
                                         Chief Financial Officer,
                                             Compliance Officer,                              --------
                                             Assistant Treasurer
Stephen C. Stachelek                     Vice President,                                      --------
                                             Treasurer
Mark A. Parsons                          Vice President,                                      --------
                                             Chief Counsel
Julia M. Kozlowski                       Assistant Vice President                             --------
Robin A. Leavitt                         Assistant Vice President                             --------
David C. Kopp                            Secretary                                            --------
Thomas L. Pierce                         Assistant Secretary                                  --------
David M. Porcello                        Assistant Secretary                                  --------
Margaret I. Whiteman                     Assistant Secretary                                  --------
Pamela S. Williams                       Assistant Secretary                                  --------
Marie C. Bynum                           Assistant Treasurer                                  --------
Joy B. Erickson                          Assistant Compliance Officer                         --------



(c)  Not Applicable

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.
------------------------------------------

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 (15 U.S.C. 80a-30(a)) and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder and records relating to shareholders are maintained by State Street Bank and Trust Company, Boston, Massachusetts. Registrant's corporate records and financial records are maintained c/o CIGNA Investments, Inc., 900 Cottage Grove Road, Bloomfield, CT 06002.




-----------------------
  *900 Cottage Grove Road, Bloomfield, CT
**Park House, 16 Finsbury Circus, London, England

ITEM 29.  MANAGEMENT SERVICES.
-----------------------------

None.

ITEM 30.  UNDERTAKINGS.
----------------------

Not Applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant, CIGNA Funds Group certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment No. 60 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bloomfield, and State of Connecticut on the 30th day of April, 1999.


                                      CIGNA Funds Group

                                      Richard H. Forde
                                      Chairman of the Board of Trustees
                                        and President


                                      By: /s/  Jeffrey S. Winer
                                         --------------------------------------
                                            Jeffrey S. Winer
                                            Attorney-in-Fact


Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 60 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


   Signature                      Title                  Date
   ---------                      -----                  ----


Richard H. Forde                  Chairman of            April 30, 1999.
                                  the Board of
                                  Trustees and
                                  President (principal
By:  /s/ Jeffrey S. Winer         executive officer)
   -----------------------------
      Jeffrey S. Winer
      Attorney-in-Fact


      /s/ Alfred A. Bingham III
    ----------------------------   Treasurer             April 30, 1999.
      Alfred A. Bingham III        (principal
                                   financial officer
                                   and principal
                                   accounting officer)


This Amendment to the Registration Statement has also been signed below by Jeffrey S. Winer, Attorney-in-Fact, on behalf of the following Trustees on the date indicated, such Trustees being all of the Trustees currently holding the office of Trustee of Registrant.


        Hugh R. Beath              Thomas C. Jones
        Richard H. Forde           Paul J. McDonald
        Russell H. Jones


By:  /s/ Jeffrey S. Winer
   ------------------------------                        April 30, 1999.
       Jeffrey S. Winer

                         SECURITIES ACT FILE NO. 2-29020
                    INVESTMENT COMPANY ACT FILE NO. 811-1646

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A







                                                                          _
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  | |
                                                                          -
                                                                          _
   Pre-Effective Amendment                                               | |
                                                                          -
                                                                          _
   Post-Effective Amendment No. 60                                       |X|
                                                                          -


                                   and


                                                                          _
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          | |
                                                                          -
                                                                          _
   Amendment No. 60                                                      |X|
                                                                          -







                                CIGNA FUNDS GROUP
               (Exact Name of Registrant as Specified in Charter)

                100 FRONT STREET, SUITE 300, WORCESTER, MA 01601
                     (Address of Principal Executive Office)


                                    EXHIBITS

                                  EXHIBIT INDEX


     g.    (iii)     The Price Source Authorization Agreement among State Street
                     Bank and Trust Company and CIGNA Funds Pursuant to the
                     Custodian Contract.

     h.    (vi)      Sub-Accounting Services Agreement For the Retail Service
                     Class of CIGNA Money Market Fund (A Series of CIGNA Funds
                     Group) dated as of April 1, 1999.

     h.    (vii)     Power of Attorney.

     i.              Consent of Counsel.

     j.              Consent of PricewaterhouseCoopers LLP.

     n.    (i)       Financial Data Schedule for CIGNA Money Market Fund.

     n.    (ii)      Financial Data Schedule for CIGNA Income Fund.

     n.    (iii)     Financial Data Schedule for CIGNA S&P 500 Index Fund.